UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

LIGHTPATH TECHNOLOGIES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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LightPath Technologies, Inc.

Annual Meeting of Stockholders

November 11, 2021

Notice and Proxy Statement

NOTICE OF VIRTUAL ANNUAL MEETING OF STOCKHOLDERS
To Be Held On Thursday, November 11, 2021

Dear Fellow LightPath Stockholders:	September 27, 2021

It is our pleasure to invite you to this year’s Annual Meeting of the Stockholders of LightPath Technologies, Inc. (the “Annual Meeting”). Due to the continuing public health impact of the coronavirus (“COVID-19”) pandemic, and out of concern for the health and safety of our stockholders, directors, and members of management, the Annual Meeting will be held on Thursday, November 11, 2021 at 11:00 a.m. EDT in a virtual meeting format only. There will be no physical location for stockholders to attend the Annual Meeting. Stockholders will be able to listen, vote, and submit questions, regardless of their physical location, via the internet at http://www.viewproxy.com/LightPath/2021/vm by using the virtual control number included in your notice regarding the availability of proxy materials, proxy card (printed in the box and marked by the arrow) and the instructions that accompanied your proxy materials. If you plan to participate in the virtual Annual Meeting, please see the Instructions for the Virtual Annual Meeting section in the attached Proxy Statement. The purpose of the Annual Meeting is to vote on the following:

1.
To elect Class II directors to our Company’s Board of Directors;

2.
To hold a stockholder advisory vote on the compensation of our named executive officers disclosed in this Proxy Statement under the section titled “Executive Compensation,” including the compensation tables and other narrative executive compensation disclosures therein, required by Item 402 of Securities and Exchange Commission Regulation S-K (the “say-on-pay vote”);

3.
To ratify the selection of MSL, P.A. (“MSL”), as our independent registered public accounting firm; and

4.
To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

You will also have the opportunity to hear what has happened in our business in the past year and to ask questions.

Only stockholders of record at the close of business on September 15, 2021 will be entitled to receive notice of and to vote at the Annual Meeting or any postponement or adjournment thereof. The enclosed Notice and Proxy Statement contain details concerning the foregoing items and any other business to be conducted at the Annual Meeting, as well as information on how to vote your shares. Other detailed information about us and our operations, including our audited financial statements, are included in our Annual Report on Form 10-K (the “Annual Report”), a copy of which is enclosed. We urge you to read and consider these documents carefully.

Your vote is very important. Whether or not you expect to participate in the Annual Meeting, we urge you to cast your vote and submit your proxy in advance of the Annual Meeting. You can vote by internet, telephone, or mail as follows:

By Internet Visit www.AALvote.com/LPTH	By Phone Call the telephone number on your proxy card, voting instruction form, or notice	By Mail Sign, date, and return the enclosed proxy card or voting instruction form

/s/ Shmuel Rubin	/s/ Louis Leeburg
Shmuel Rubin	Louis Leeburg
President & Chief Executive Officer, Director	Chairman of the Board
2603 Challenger Tech Court, Suite 100 * Orlando, Florida USA 32826 * 407-382-4003

LIGHTPATH TECHNOLOGIES, INC.

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS
To be held November 11, 2021

This Proxy Statement, and the enclosed proxy card, is solicited by the Board of Directors (the “Board”) of LightPath Technologies, Inc., a Delaware corporation, for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held Thursday, November 11, 2021 at 11:00 a.m. EDT, or at any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be a completely virtual meeting of stockholders conducted via live audio webcast to enable our stockholders to participate from anywhere. You will be able to virtually attend the Annual Meeting by registering at http://viewproxy.com/LightPath/2021/vm by 11:59 p.m. EDT on November 9, 2021.

References in this Proxy Statement to “LightPath,” “we,” “us,” “our,” or the “Company” refers to LightPath Technologies, Inc.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 11, 2021.

This Proxy Statement, the enclosed proxy card, and the Annual Report for the fiscal year ended on June 30, 2021 are all available on our website at www.lightpath.com. With respect to the Annual Meeting and all of our future stockholder meetings, please contact Albert Miranda at 1-800-472-3486 ext. 362, or amiranda@lightpath.com, to request a copy of the proxy statement, annual report, or proxy card, or to obtain information regarding such meeting.

What is a proxy?

A proxy is your legal designation of another person to vote the stock you own and are entitled to vote. The person you designate is your “proxy,” and, by submitting a proxy card, you give the proxy the authority to vote your shares. We have designated Louis Leeburg, Chairman of the Board, as proxy for the Annual Meeting.

Why am I receiving these materials?

You are receiving this Proxy Statement and the enclosed proxy card because our Board is soliciting your proxy to vote at the Annual Meeting for the purposes set forth herein. This Proxy Statement provides you with information on the matters to be voted on at the Annual Meeting as well as instructions on how to vote.

We intend to mail this Proxy Statement and accompanying proxy card on or about September 30, 2021 to all stockholders of record entitled to vote at the Annual Meeting.

Who can vote at the Annual Meeting?

You can vote if, as of the close of business on September 15, 2021 (the “Record Date”), you were a stockholder of record of the Company’s Class A common stock, par value $0.01 per share (the “Class A common stock”), our only class of common stock issued and outstanding. On the Record Date, there were 26,994,534 shares of Class A common stock issued and outstanding.

Stockholder of Record: Shares Registered in Your Name

If, on the Record Date, your shares were registered directly in your name with our transfer agent, Computershare Trust Company, N.A., then you are a stockholder of record. As a stockholder of record, you may vote virtually at the Annual Meeting or vote by proxy. Whether or not you plan to participate in the virtual Annual Meeting, we urge you to vote by written proxy, telephone, or the Internet prior to the Annual Meeting to ensure your vote is counted. Even if you vote by proxy, you may still vote at the virtual Annual Meeting. In order to virtually attend the Annual Meeting, you must register at http://viewproxy.com/LightPath/2021/vm by 11:59 p.m. EDT on November 9, 2021, using the virtual control number included on your proxy card.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on the Record Date, your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. If you do not direct your broker how to vote your shares, the broker will be entitled to vote the shares with respect to “discretionary” items but will not be permitted to vote the shares with respect to “non-discretionary” items (resulting in a “broker non-vote”). The ratification of the appointment of our independent registered public accounting firm under Proposal 3 is a “discretionary” matter. The election of directors under Proposal 1, and the advisory say-on-pay vote under Proposal 2 are “non-discretionary” items.

You are also invited to virtually participate in the Annual Meeting. However, since you are not the stockholder of record, you must provide a legal proxy from your bank or broker during registration and you will be assigned a virtual control number in order to vote your shares during the Annual Meeting. If you are unable to obtain a legal proxy to vote your shares, you will still be able to attend the Annual Meeting (but will not be able to vote your shares during the meeting) so long as you demonstrate proof of stock ownership. Instructions on how to connect and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at http://www.viewproxy.com/LightPath/2021.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of Class A common stock you owned as of the Record Date.

What am I voting on?

The following matters are scheduled for the Annual Meeting: (i) the election of three Class II directors to our Board; (ii) an advisory say-on-pay vote; and (iii) the ratification of the selection of MSL as our independent registered public accounting firm. A vote may also be held on any other business as may properly come before the Annual Meeting or any postponement or adjournment thereof, although there is no other business anticipated to come before the Annual Meeting.

What are my voting choices for each of the items to be voted on at the Annual Meeting?

Proposal	Board Recommendation	Voting Choices	Vote Required for Adoption	Effect of Abstentions	Effect of Broker Non-Votes
1 – Election of Director Nominees	FOR each nominee	● Vote “For” any or all of the nominees listed ● Vote “Withhold” to withhold your vote for any or all of the nominees listed	Plurality of the votes of the shares present in person or by proxy and entitled to vote at the Annual Meeting	No effect	No effect

2 – Approval of the compensation of our named executive officers	FOR	● Vote “For” the approval of the compensation of our named executive officers ● Vote “Against” the approval of the compensation of our named executive officers ● Abstain from voting on this proposal	Approved, on a non-binding advisory basis, if a majority of the shares present in person or represented by proxy and entitled to vote support the proposal	Treated as votes against proposal	No effect

3 – Ratification of the appointment of MSL as our independent registered public accounting firm	FOR	● Vote “For” the ratification of the appointment ● Vote “Against” the ratification of the appointment ● Abstain from voting on this proposal	Approved, on a non-binding advisory basis, if a majority of the shares present in person or represented by proxy and entitled to vote support the proposal	Treated as votes against proposal	Brokers have discretion to vote

Instructions for the Virtual Annual Meeting

Participating in the Virtual Annual Meeting

Due to the continuing public health impact of the coronavirus (“COVID-19”) pandemic, the Annual Meeting will be virtual. There will be no physical meeting location. A virtual meeting format offers the same participation opportunities as those opportunities available to stockholders at in-person meetings. Stockholders will be able to listen, vote, and submit questions. To participate in the Annual Meeting, you must register at http://www.viewproxy.com/LightPath/2021/vm by 11:59 p.m. EDT on November 9, 2021 using your desktop or mobile device and entering the virtual control number on your proxy card.  If you hold your shares beneficially through a bank or broker, you must provide a legal proxy from your bank or broker during registration and you will be assigned a virtual control number in order to vote your shares during the Annual Meeting. If you are unable to obtain a legal proxy to vote your shares, you will still be able to attend the Annual Meeting (but will not be able to vote your shares during the meeting) so long as you demonstrate proof of stock ownership. Instructions on how to connect and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at http://www.viewproxy.com/LightPath/2021.

On the day of the Annual Meeting, if you have properly registered, you may enter the Annual Meeting by logging in using the event password you received via email in your registration confirmation at http://www.viewproxy.com/LightPath/2021/vm.

The Annual Meeting will begin promptly at 11 a.m. EDT on November 11, 2021. We encourage you to access the virtual meeting website prior to the start time. Online check-in will begin 30 minutes prior to the start of the Annual Meeting. You should allow ample time to ensure your ability to access the meeting.

We will hold our question and answer session with management immediately following the conclusion of the Annual Meeting. You may submit a question in advance of the Annual Meeting during the registration process by visiting http://viewproxy.com/LightPath/2021. You may also submit a question at any time during the Annual Meeting by typing the questions into the questions box on the screen once the virtual meeting starts. The Chairman of the Annual Meeting has broad authority to conduct the meeting in an orderly manner.

What if I have technical difficulties or trouble accessing the virtual Annual Meeting website during the check-in time or during the Annual Meeting?

Technicians will be available to assist you if you experience technical difficulties accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, send an email to VirtualMeeting@viewproxy.com or call (866) 612-8937 for assistance.

How do I vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote using the following methods:

●
By Internet or Telephone. To vote by proxy via the Internet, simply follow the instructions described on the notice or proxy card. To vote by proxy via the telephone within the United States and Canada, use the toll-free number on the notice or proxy card.

●
By Mail. To vote by mail using the proxy card, simply complete, sign, and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

Whether or not you plan to participate in the virtual Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still participate in the virtual Annual Meeting and vote electronically if you have already voted by proxy.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you can vote as follows:

●
By Internet or Telephone. You may vote through the Internet or by telephone only if your broker, bank, or other agent makes these methods available, in which case the instructions will be included with the proxy materials. If you want to vote electronically at the virtual Annual Meeting, you must obtain a valid proxy from your broker, bank, or other agent, follow the instructions from your broker, bank, or agent included with these proxy materials, or contact your broker, bank, or other agent to request a proxy form.

●
By Mail. You should have received a proxy card and voting instructions with these proxy materials from the broker, bank, or other agent holding your shares rather than from us. To vote by mail, simply complete and mail the proxy card or voting instruction form to ensure that your vote is counted.

What if I am a stockholder of record and return a proxy card but do not make specific choices?

You should specify your choice for each matter on the proxy card. If you return a signed and dated proxy card without marking any voting selections, your shares will be voted:

●
FOR the nominees listed under Proposal 1;

●
FOR the compensation of our named executive officers under Proposal 2; and

●
FOR the ratification of MSL as our independent registered public accounting firm under Proposal 3.

If any other matter is properly presented at the meeting, your proxy (the individual named on your proxy card) will vote your shares using his or her best judgment.

What if I am a beneficial owner and do not give voting instructions to my broker?

If you fail to complete a proxy card or provide your broker with voting instructions at least ten days before the meeting, your broker will be unable to vote on the non-discretionary matters. Your broker may use his or her discretion to cast a vote on any other routine or discretionary matter.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors, officers, and employees may also solicit proxies by mail, in person, by telephone, or by other means of communication. Directors, officers, and employees will not be paid any additional compensation for soliciting proxies. We will also reimburse brokerage firms, banks, and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign, and return each proxy card to ensure that all of your shares are voted.

What is “householding”?

The Securities and Exchange Commission (the “SEC”) has adopted rules that permit companies and intermediaries such as brokers to satisfy the delivery requirements for proxy statements with respect to two or more security holders sharing the same address by delivering a single proxy statement addressed to those security holders. This process, which is commonly referred to as “householding,” potentially means convenience for security holders and cost savings for companies.

A number of brokers with account holders who are LightPath stockholders will be “householding” our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, please notify your broker and also notify us by sending your written request to Investor Relations, LightPath Technologies, Inc., 2603 Challenger Tech Court, Suite 100, Orlando, Florida USA 32826 or by calling Investor Relations at 407-382-4003, ext. 314. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should also contact their broker and notify us in writing or by telephone.

Can I revoke or change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. You may revoke your proxy by:

● submitting a new proxy with a later date;

● sending written notice of revocation to our Corporate Secretary at 2603 Challenger Tech Court, Suite 100, Orlando, Florida USA 32826 in time for her to receive it before the Annual Meeting; or

● voting electronically at the Annual Meeting. Simply participating virtually at the Annual Meeting will not, by itself, revoke your proxy.

Who will count votes?

Votes will be counted by the inspector of elections appointed for the Annual Meeting. The inspector of elections will also determine the number of shares outstanding, the voting power of each, the number of shares represented at the Annual Meeting, the existence of a quorum, and whether or not the proxies and ballots are valid and effective.

What is the quorum requirement?

A majority of the issued and outstanding shares of Class A common stock entitled to vote must be present at the Annual Meeting (in person or represented by proxy) in order for us to hold the Annual Meeting and conduct business. This is called a quorum. On the record date, there were 26,994,534 outstanding shares of Class A common stock (including all restricted stock awards at such date) entitled to vote. Thus, 13,497,268 shares must be present at the Annual Meeting (in person or represented by proxy) to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy or vote electronically at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the shares entitled to vote and present at the Annual Meeting (virtually or represented by proxy) may adjourn the meeting to another date.

How can I find out the results of the voting at the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. We will report the final voting results in a Current Report on Form 8-K filed with the SEC within four business days following such results becoming final.

When are stockholder proposals for the Fiscal 2022 Annual Meeting due?

Stockholders interested in presenting a proposal to be considered for inclusion in next year’s proxy statement and form of proxy may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”), and our Bylaws. To be considered for inclusion, stockholder proposals must be submitted in writing to the Corporate Secretary, LightPath Technologies, Inc., 2603 Challenger Tech Court, Suite 100, Orlando, Florida USA 32826 before June 2, 2022, which is 120 calendar days prior to the anniversary of the mailing date of this Proxy Statement, and must be in compliance with all applicable laws and regulations.

If a stockholder wishes to present a proposal at the fiscal 2023 annual meeting, but the proposal is not intended to be included in the Company’s proxy statement relating to the meeting, or nominate a director for election at the fiscal 2023 annual meeting, the stockholder must give advance notice to the Company prior to the deadline for such meeting determined in accordance with our Bylaws (the “Bylaw Deadline”). Under our Bylaws, in order for a proposal to be timely, it must be received by us no earlier than 120 days prior to the anniversary of the fiscal 2022 Annual Meeting, or July 14, 2022, and no later than 90 days prior to the anniversary date of the fiscal 2022 Annual Meeting, or August 13, 2022. If a stockholder gives notice of such a proposal after the Bylaw Deadline, the stockholder will not be permitted to present the proposal to the stockholders for a vote at the meeting or nominate a director for election at the meeting.

If a stockholder fails to meet these deadlines or fails to satisfy the requirements of SEC Rule 14a-4, the persons named as proxies will be allowed to use their discretionary voting authority to vote on any such proposal or nomination as they determine appropriate if and when the matter is raised at the fiscal 2023 annual meeting.

How do I get a copy of the exhibits filed with our Annual Report?

A copy of our Annual Report for the fiscal year ended June 30, 2021, and consolidated financial statements, were provided to you with this Proxy Statement. We will provide copies of the exhibits filed with our Annual Report upon written request if you are a stockholder as of the Record Date. Requests for such copies should be directed to Investor Relations at 2603 Challenger Tech Court, Suite 100, Orlando, Florida USA 32826. In addition, copies of all of our electronically filed exhibits may be reviewed and printed from the SEC website at http://www.sec.gov.

PROPOSAL 1 – ELECTION OF DIRECTORS

What Am I Voting On?

Stockholders are being asked to elect three Class II directors: Sohail Khan, M. Scott Faris and S. Eric Creviston to serve for a term ending at the third successive annual meeting of stockholders following this Annual Meeting, or until their successors have been duly elected and qualified. Mr. Khan, Mr. Faris and Mr. Creviston are current members of the Board.

If any of the nominees becomes unable or unwilling to serve as a director before the Annual Meeting, an event which is not presently anticipated, the individual named as proxy on the proxy card may exercise discretionary authority to vote for substitute nominees proposed by the Board, or, if no substitute is selected by the Board prior to or at the Annual Meeting, for a motion to reduce the present membership of the Board to the number of nominees available.

Voting Recommendation

FOR the election of each Class II director nominee.

Board and Committee Composition

Currently, we have eight directors with each director serving until his or her successor is elected and qualified. Our Board is divided into three classes, denoted as Class I, Class II, and Class III, serving staggered three-year terms with one class elected at the annual meeting of stockholders. The Class I directors’ term expires at the annual meeting of stockholders proposed to be held in fiscal 2023. The Class III directors’ term expires at the annual meeting of stockholders proposed to be held in fiscal 2024. The Class II directors’ term expires at this Annual Meeting.

The table below lists each current director, each such director’s committee memberships, the chairman of each Board committee, and each such director’s class.

Name	Class	Audit	Compensation	Finance	Nominating & Corporate Governance
Dr. Joseph Menaker	I	☑		☑
Darcie Peck	I	☑	☑
Sohail Khan	II			☑	☑
M. Scott Faris	II		☑	☑	☑
S. Eric Creviston	II		☑	☑
Louis Leeburg, Chairman	III		☑		☑
Craig Dunham	III	☑
Shmuel Rubin	III
Committee Chairman:		Dunham	Leeburg	Khan	Leeburg

Biographical and Related Information – Director Nominees, Continuing Directors, and Executive Officers

The following is an overview of the biographical information for each of our director nominees, continuing directors, and executive officers, including their age, the year they became directors or officers, their principal occupations or employment for at least the past five years, and certain of their other directorships.

Nominees for Class II Directors

Sohail Khan, 67 Director
Mr. Khan has served as one of our directors since February 2005. In October 2020, Mr. Khan joined II-VI Incorporated as Executive Vice President, New Ventures & Wide-Bandgap Electronics Technologies and is responsible for consolidating II-VI’s deep technology expertise in silicon carbide (SiC) substrates, advanced wide-bandgap epitaxy, device fabrication, and module design. Since September 2017, he has served as the managing partner of K5 Innovations, a technology consulting venture. He also served in such role from July 2011 to April 2013. He served as the President and Chief Executive Officer of ViSX Systems Inc., a pioneer and leader in media processing semiconductor solutions for video over IP streaming solutions from September 2015 until the company was acquired by Pixelworks in August 2017. From May 2013 to July 2014, he served as the Chief Executive Officer and a director of Lilliputian Systems, a developer of portable power products for consumer electronics. He was the President and Chief Executive Officer and a member of the board of directors of SiGe Semiconductor (“SiGe”), a leader in silicon-based radio frequency front-end solutions from April 2007 until it was acquired by Skyworks Solutions Inc. in June 2011. Prior to SiGe, Mr. Khan was Entrepreneur in Residence and Operating Partner of Bessemer Venture Partners, a venture capital group focused on technology investments. Mr. Khan received a Bachelor of Science in Electrical Engineering from the University of Engineering and Technology in Pakistan. Additionally, he received a Master’s of Business Administration from the University of California at Berkeley. Mr. Khan previously served on the board of directors and audit committee of Intersil Corporation, a public company, from October 2014 to March 2017, and the board of directors of VIXS Systems, Inc., a public company, until the acquisition by Renesas & Pixelworks in August 2017. Mr. Khan’s experience in venture financing, specifically technology investments, is an invaluable asset Mr. Khan contributes to the Board composition. In addition, Mr. Khan’s significant 35 years of experience in executive management, particularly with respect to technology businesses, profit and loss management, mergers and acquisitions, and capital raising, as well as his background in engineering qualifies him for service as one of our directors.

M. Scott Faris, 56 Director
Mr. Faris has served as a director of the Company since December 2011. Mr. Faris is an experienced entrepreneur with almost two decades of operating, venture-financing, and commercialization experience, involving more than 20 start-up and emerging-growth technology companies. In August 2021, Mr. Faris was appointed Chief Executive Officer of ColdQuanta, Inc.  Since September 2016, he has served as Chief Business Officer of Luminar Technologies, Inc., a leading developer of autonomous vehicle systems technologies including Lidar sensor suites. In June 2013, Mr. Faris founded Aerosonix, Inc. (formerly MicroVapor Devices, LLC), a privately held developer and manufacturer of advanced medical devices, and served as its Chief Executive Officer until August 2016 and has served as Chairman of the board of directors since June 2013. In 2002, Mr. Faris also founded the Astralis Group, a strategy advisor that provides consulting to start-up companies and, since 2004, Mr. Faris has served as its Chief Executive Officer. In August 2007, Mr. Faris founded Planar Energy, a company that developed transformational ceramic solid-state battery technology and products, and served as its Chief Executive Officer until June 2013. Planar Energy is a spin-out of the U.S. Department of Energy’s National Renewable Energy Laboratory. From October 2004 to June 2007, Mr. Faris was a partner with Corporate IP Ventures (formerly known as MetaTech Ventures), an early stage venture fund specializing in defense technologies. Mr. Faris also previously served as the Chairman and Chief Executive Officer of Waveguide Solutions, a developer of planar optical light wave circuit and micro system products, and as a director and Chief Operating Officer of Ocean Optics, Inc., a precision-optical-component and fiber-optic-instrument spin-out of the University of South Florida. Mr. Faris was also the founder and Chief Executive Officer of Enterprise Corporation, a technology accelerator, served as a director of the Florida Seed Capital Fund and Technology Commercialization at the Center for Microelectronics Research, and the chairman of the Metro Orlando EDC. Mr. Faris received a Bachelor of Science degree in Management Information Systems from Penn State University in 1988. Mr. Faris is currently on the board of directors of Aerosonix, Inc., a private company. Mr. Faris’s significant experience in executive management positions at various optical component companies, his experience in the commercialization of optical and opto-electronic component technology, and his background in optics, technology, and venture capital qualify him for service as one of our directors.

S. Eric Creviston, 57 Director
Mr. Creviston, has served as one of our directors since March 2021. He has served as Corporate Vice President and President of Mobile Products for Qorvo Inc. (“Qorvo”) since January 2015. Prior to that, he served as the Corporate Vice President and President of Cellular Products Group for RF Micro Devices, Inc. (“RFMD”) from August 2007 to January 2015. From May 2002 to August 2007, he served as Corporate Vice President of Cellular Products Group (previously known as Wireless Products until 2004), for RFMD. Mr. Creviston received a Master’s degree in Electrical and Electronics Engineering from the University of Illinois. Mr. Creviston’s previous experience in various leadership roles in Qorvo and RFMD will provide invaluable knowledge to our Board with respect to assessing our business strategies, evaluating operating performance, assessing risks, and evaluating potential merger and acquisition opportunities, all of which qualify him for service as one of our directors.

Class III Directors
Louis Leeburg, 67 Chairman
Mr. Leeburg has served as one of our directors since May 1996, and was appointed Chairman, effective May 11, 2021. Mr. Leeburg is currently a self-employed business consultant. Since 1993, Mr. Leeburg has served as the senior financial advisor of The Fetzer Institute, and before that, he served as the Vice President for Finance. Mr. Leeburg was an audit manager for Price Waterhouse & Co. until 1980. He is a member of Financial Foundation Officers Group and the chairman and trustee for the John E. Fetzer Memorial Trust Fund until it was ended on December 31, 2020. Mr. Leeburg received a Bachelor of Science degree in Accounting from Arizona State University. Mr. Leeburg has a broad range of experience in accounting and financial matters. His expertise gained in various roles in financial management and investment oversight for over thirty years, coupled with his knowledge gained as a certified public accountant, add invaluable knowledge to our Board and qualify him for service as one of our directors.

Craig Dunham, 65 Director
Mr. Dunham has served as one of our directors since April 2016, and prior to his appointment to the Board, he served as a consultant to the Board beginning in March 2014. Since April 2015, he has provided business and M&A consulting to companies. From May 2011 until March 2015, Mr. Dunham served as the Chief Executive Officer of Applied Pulsed Power Inc. (“APP”), a pulsed power components and systems company near Ithaca, New York. Mr. Dunham currently serves as a director of APP. From 2004 until 2011, Mr. Dunham was President, Chief Executive Officer and director of Dynasil Corporation of America (“Dynasil”), a company which was previously listed on the Nasdaq Capital Market until August 2019, and now is quoted on the OTC Markets Group, Inc.’s Pink Open Market. He continues to be a director at Dynasil and is a member of their audit committee. Prior to joining Dynasil, Mr. Dunham spent approximately one year partnering with a private equity group to pursue acquisitions of mid-market manufacturing companies. From 2000 to 2003, he was Vice President/General Manager of the Tubular Division at Kimble Glass Corporation. From 1979 to 2000, he held progressively increasing leadership responsibilities at Corning Incorporated (“Corning”) in manufacturing, engineering, commercial, and general management positions. At Corning, Mr. Dunham delivered results in various glass and ceramics businesses including optics and photonics businesses. Mr. Dunham earned a Bachelor of Science degree in Mechanical Engineering and a Master’s degree in Business Administration from Cornell University. Mr. Dunham’s expertise in executive leadership, financial, strategic planning, operations and management, business acumen, optics/photonics market knowledge, and knowledge of the acquisitions process, qualifies him for service as one of our directors.

Shmuel Rubin, 46 President & Chief Executive Officer, Director
Mr. Rubin has served as our President, Chief Executive Officer, and as a Director since March 2020. Mr. Rubin is also a director of LightPath Optical Instrumentation (Shanghai) Co., Ltd. (“LPOI”), our wholly-owned subsidiary located in Jiading, People’s Republic of China, LightPath Optical Instrumentation (Zhenjiang) Co., Ltd. (“LPOIZ”), our wholly-owned subsidiary located in the New City District, of the Jiangsu province of the People’s Republic of China, ISP Optics Corporation (“ISP”), our wholly-owned subsidiary, previously located in Irvington, New York, and ISP Optics Latvia SIA (“ISP Latvia”), our wholly-owned subsidiary located in Riga, Latvia.

Prior to joining us, Mr. Rubin was formerly the General Manager at Thorlabs Inc. (“Thorlabs”). In Mr. Rubin’s prior senior executive role at Thorlabs, he was responsible for Thorlabs’ Imaging Systems Division, a standalone organization with its own sales and marketing, as well as global responsibility for all of Thorlabs’ Life Science activities. Among the positions he held at Thorlabs, Mr. Rubin founded and grew Thorlabs’s fast growing operation in China, and spearheaded Thorlabs’ entry and significant growth in the Life Sciences market. As a member of the senior executive team, Mr. Rubin led new strategic initiatives for Thorlabs, including new product lines, acquisitions and growth into new markets. Prior to joining Thorlabs, Mr. Rubin co-founded XLight Photonics, an optical communication startup, which was later sold to a telecommunications private equity firm. Mr. Rubin holds a Bachelor of Science degree in Electronic Engineering from Ben Gurion University, a Master of Business Administration degree from New York University, Stern School of Business, and is a graduate of the Executive Education, Program for Leadership Development at Harvard Business School. Mr. Rubin’s significant management experience in the optical industry qualifies him to lead us and our business and serve as one of our directors.

Class I Directors
Dr. Joseph Menaker, 64 Director
Dr. Menaker was appointed to the Board in November 2018, and prior to that was a consultant to the Board beginning in March 2018, and prior to that was a consultant to us beginning in December 2016. From 1998 to 2016, he served as President of ISP, and as a director of its wholly owned subsidiary, ISP Latvia, until we acquired ISP in December 2016. Dr. Menaker is a graduate of Latvian State University, where he received his Bachelor and Master of Science degrees in Economics. In 1985, Dr. Menaker received a Doctor of Philosophy degree in Economics from Leningrad Institute of Finance and Economics. He co-founded UAV Factory Ltd. in Latvia in 2009 and continues to serve as a director. UAV Factory Ltd. is a leading manufacturer of unmanned aerial vehicles. He also serves as a board member for Tsal Kaplun Foundation, a non-profit organization. Dr. Menaker’s expertise gained in various roles in financial management, international operations, and manufacturing high tech products and their applications for over thirty years, coupled with his knowledge gained as a researcher and analyst in economics provide invaluable knowledge to our Board and qualify him for service as one of our directors.

Darcie Peck, 63 Director
Ms. Peck has served as one of our directors since November 2019. Ms. Peck served as a consultant to the Board beginning in April 2019. Prior to that she served as a Managing Partner of Cheer Partners, LLC, a start-up employee engagement consultancy firm from June 2017 through February 2019. From May 2013 until February 2016, Ms. Peck served as the Vice President Finance, Global Services for IMS Health Inc. (“IMS Health,” now IQVIA Holdings Inc.), a technology and analytics company serving life sciences companies near Danbury, Connecticut. From November 2009 until May 2013, Ms. Peck was Vice President Financial Planning and Analysis for IMS Health. From May 2002 through November 2009, Ms. Peck was Vice President Finance and Investor Relations for IMS Health. Prior to that, Ms. Peck was Vice President Finance, IBM Software Group (a division of International Business Machines Corp., or “IBM”) in Somers, New York from March 2001 to May 2002. From 1982 through to 2001, she held progressively increasing leadership responsibilities at IBM in finance, including Chief Financial Officer and General Manager of several acquired companies in technology, manufacturing, and computer leasing. Ms. Peck earned a Bachelor of Arts degree in Biology at the University of Rochester and a Master’s degree in Business Administration from New York University Stern Graduate School of Business Administration. Ms. Peck’s expertise in executive leadership, financial and strategic planning, investor relations, international business, general management, business and pricing acumen, and high technology manufacturing process knowledge, uniquely qualifies her for service as one of our directors.

Executive Officers Who Do Not Serve as Directors

Albert Miranda, 54 Chief Financial Officer
Mr. Miranda was appointed as our Chief Financial Officer on May 7, 2021. Mr. Miranda was previously employed with Jenoptik North America, Inc. (“Jenoptik”) for twelve years and held the positions of President and Chief Financial Officer. Prior to his employment with Jenoptik, he held senior level finance and operational positions in optical products groups within Carl Zeiss AG and served in the finance department for a division of BASF SE. Mr. Miranda received a Master of Business Administration degree with a major in Finance from Nova Southeastern University in Florida and an undergraduate degree in Accounting from Pace University in New York. He attained significant professional experience and management expertise through key functional areas encompassing finance, operations, business development, sales, marketing, human resources, and information technology across a broad group of products and services in demanding and diverse industries including healthcare, defense and security, consumer electronics, automotive, and semiconductors.

CORPORATE GOVERNANCE

Meetings of the Board and its Committees

The Board has an Audit Committee (the “Audit Committee”), a Compensation Committee (the “Compensation Committee”), Nominating and Corporate Governance Committee (the “Nominating Committee”), and a Finance Committee (the “Finance Committee”). Following the November 2020 Board meeting, a number of changes to committee assignments were made. In addition, two directors retired and one new director was appointed by the Board during fiscal 2021. The following discussions are based on the Board membership and committee composition as of the end of fiscal 2021.

The entire Board met nine times, including telephonic meetings, during fiscal 2021. Messrs. Leeburg and Dunham, Dr. Menaker and Ms. Peck attended 100% of the Board meetings. Messrs. Kahn and Faris attended 89% of the Board meetings. Mr. Creviston attended 100% of the Board meetings held following his appointment. Messrs. Leeburg, Khan, Dunham and Creviston, Dr. Menaker and Ms. Peck attended 100% of the meetings held by committees of the Board on which they served. Mr. Faris attended 100% of the meetings held by the Compensation Committee and 66% of the meetings held by the Finance Committee. All of the then-elected directors attended the fiscal 2021 Annual Meeting of Stockholders on November 12, 2020.

It is our policy that all of our directors are required to make a concerted and conscientious effort to attend our annual stockholders’ meeting in each year during which that director serves as a member of the Board.

Audit Committee. The Audit Committee, which consists of Craig Dunham (Chairman), Darcie Peck and Dr. Joseph Menaker, met five times during fiscal 2021. The meetings included discussions with management and with our independent registered public accounting firm to discuss our interim and annual financial statements and our annual report, and the effectiveness of our financial and accounting functions and organization.

The Audit Committee acts pursuant to a written charter adopted by the Board, a copy of which is available on our website at www.lightpath.com under the “Investors” tab. The Audit Committee’s responsibilities include, among others, engaging and terminating our independent registered public accounting firm, oversight of the independent registered public accounting firm, and determining the compensation for their engagement(s). The Board has determined that the Audit Committee is comprised entirely of independent members as defined under applicable listing standards set out by the SEC and The Nasdaq Capital Market (the “NCM”). The Board has also determined that all three members of the Audit Committee are “audit committee financial experts” as defined by SEC rules and qualify as independent in accordance with the NCM rules. Their respective business experience that qualifies each director to be determined as “audit committee financial expert” is described above.

Compensation Committee. The Compensation Committee, which consists of Louis Leeburg (Chairman), Darcie Peck, M. Scott Faris and S. Eric Creviston, met four times during fiscal 2021. The Compensation Committee acts pursuant to a written charter adopted by the Board, a copy of which is available on our website at www.lightpath.com under the “Investors” tab.

The Compensation Committee is responsible for establishing, implementing, and continually monitoring our compensation policies and philosophy, including administering our 2018 Omnibus Incentive Plan (the “Incentive Plan”), pursuant to which incentive awards, including stock options, are granted to our directors, executive officers, and key employees. The Compensation Committee is responsible for determining executive compensation, including approving recommendations regarding equity awards to all of our executive officers. However, the Compensation Committee does rely on the annual reviews made by the Chief Executive Officer with respect to the performance of each of our other executive officers. The conclusions reached, and recommendations made based on these reviews, including with respect to salary adjustments and annual award amounts, are presented to the Compensation Committee. The Compensation Committee can exercise its discretion in modifying any recommended adjustments or awards to executive officers. In the case of the Chief Executive Officer, compensation is determined solely based on the review conducted by the Compensation Committee.

The Compensation Committee also annually reviews director compensation to ensure non-employee directors are adequately compensated for the time expended in fulfilling their duties to us, as well as the skill-level required by us of members of the Board. After the Compensation Committee completes their annual review, they make recommendations to the Board regarding director compensation.

The Compensation Committee regularly engages compensation consultants to assist with the Compensation Committee’s responsibilities related to our executive compensation program and the director compensation program. The Compensation Committee plans to engage a consultant every two years to review and make recommendations on the Company’s executive compensation plans.

At the beginning of fiscal 2021, Compensation Strategies, Inc. (“Compensation Strategies”) was engaged to recommend (i) a structure for a long-term incentive program, (ii) metrics for the short-term incentive program, and (iii) provide guidance for placing parameters around calculating bonus payments when performance goals are exceeded and when bonuses are paid on a prorated basis. Compensation Strategies used a peer group it established in fiscal 2020, which was based on peer companies within the optical business industry with revenues of a minimum of $50,000,000 and market capitalization of between $75,000,000 and $150,000,000 comprised of the following twenty-one companies: Photon Control, Inc., RADCOM Ltd., LRAD Corporation, Lantronix, Inc., Wireless Telecom Group, Inc., Frequency Electronics, Inc., GSI Technology, Inc., RF Industries, Ltd., CyberOptics Corporation, inTEST Corporation, Luna Innovations Incorporated, Perceptron, Inc., EMCORE Corporation, Mesa Laboratories, Inc., Ultralife Corporation, Intevac, Inc., IEC Electronics Corp., Gooch & Housego, PLC, nLIGHT, Inc., Applied Optoelectronics, Inc., and EXPO Inc.

The Compensation Committee evaluated the independence of Compensation Strategies at the time of engagement and determined that the consultants were independent pursuant to the factors set forth in Section 10C-1 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Finance Committee. The Finance Committee, which consists of Sohail Khan (Chairman), M. Scott Faris, Dr. Joseph Menaker, and S. Eric Crevison met three times during fiscal 2021. The Finance Committee acts pursuant to a written charter adopted by the Board, a copy of which is available on our website at www.lightpath.com under the “Investors” tab. The Finance Committee oversees our financial management, including overseeing our strategic and transactional planning and activities, global financing, capital structure objectives and plans, insurance programs, tax structure, and investment program and policies.

Nominating and Corporate Governance Committee. The Nominating Committee, which consists of Louis Leeburg (Chairman), Sohail Khan, and M. Scott Faris, met twice during fiscal 2021. The Nominating Committee acts pursuant to a written charter adopted by the Board, a copy of which is available on our website at www.lightpath.com under the “Investors” tab. The Nominating Committee carries out the responsibilities delegated by the Board relating to our director nominations process and procedures, and developing, maintaining, and monitoring compliance with the Company’s corporate governance policies, guidelines, and activities. During fiscal 2021, the Nominating Committee began discussing established retirement guidelines for our executive officers and directors.

All current committee members are expected to be reappointed to the same committees at the Board meeting to be held immediately following the Annual Meeting.

Nominations Process and Criteria

The Nominating Committee determines the qualifications, qualities, skills, and other expertise required to be a director and to develop, and recommend to the Board for its approval, criteria to be considered in selecting nominees for director. Further, the gender, racial, experience, and skills diversity of the Board is also a factor in our director recruitment process. However, the Nominating Committee and the Board believe that at this time, it is unnecessary to adopt criteria for the selection of directors. Instead, the Nominating Committee and the Board believes that the desirable background of a new individual member of the Board may change over time and that a thoughtful, thorough selection process is more important than adopting criteria for directors.

They will also identify, recruit, and screen candidates for the Board, consistent with criteria approved by the Board. The Nominating Committee and Board is fully open to utilizing whatever methodology is efficient in identifying new, qualified directors when needed, including industry contacts of our directors or professional search firms. The Nominating Committee also considers any director candidates recommended by our stockholders pursuant to the procedures described in this Proxy Statement and any nominations of director candidates validly made by stockholders in accordance with applicable laws, rules, and regulations, and the provisions of our charter documents.

There were no fees paid or due to third parties in fiscal 2021 to identify or evaluate, or to assist in evaluating or identifying potential director nominees.

Any stockholder wishing to propose that a person be nominated for or appointed to the Board may submit such a proposal, according to the procedure described in the stockholder proposal section on page 6 of this Proxy Statement, to:

Corporate Secretary
LightPath Technologies, Inc.
2603 Challenger Tech Court, Suite 100
Orlando, Florida 32826

The Corporate Secretary will promptly forward any such correspondence to the Chairman of the Nominating Committee for review and consideration by the Nominating Committee in accordance with the criteria described above.

Director Independence

In accordance with NCM and SEC rules, the Board affirmatively determines the independence of each director and director nominee in accordance with guidelines it has adopted, which include all elements of independence set forth in the NCM listing standards. Based on these standards, the Board has determined that as of the end of fiscal 2021, each of the following non-employee was independent and has no relationship with us, except as one of our directors and stockholders.

Louis Leeburg	Sohail Khan
M. Scott Faris	Craig Dunham
Darcie Peck	Joseph Menaker
S. Eric Creviston

Based on these standards, the Board determined Shmuel Rubin, currently a Class III director, is not independent.

All of the members of the Audit, Nominating, and Compensation Committees are also independent.

The Board approved an Amended and Restated Code of Business Conduct and Ethics (the “Code”) on April 28, 2016. The Code applies to all of our employees, officers, and directors, including our principal executive officers, principal financial officers, and principal accounting officer or controller, or persons performing similar functions. The Board also approved an Amended and Restated Code of Business Conduct and Ethics for Senior Financial Officers (the “Senior Financial Officer Code”), which applies to our Chief Executive Officer, Chief Financial Officer, principal accounting officer, controller, accounting manager, and persons performing similar functions. Copies of the Code and the Senior Financial Officer Code are available on our website at www.lightpath.com, under the “Investors” tab, or may be obtained free of charge by writing to: Corporate Secretary, LightPath Technologies, Inc., 2603 Challenger Tech Court, Suite 100, Orlando, Florida 32826.

Related Party Transactions

When we are contemplating entering into any transaction in which any executive officer, director, director nominee, or any family member of the foregoing would have any direct or indirect interest, regardless of the amount involved, the terms of such transaction have to be presented to the Audit Committee (other than any interested director) for approval or disapproval. Neither the Audit Committee nor the Board have adopted a written policy for reviewing related party transactions but when presented with such transaction, the transaction is discussed by the Audit Committee and documented in its meeting minutes.

The Code also requires our employees, officers, and directors to provide prompt and full disclosure of all potential conflicts of interest to the appropriate person. These conflicts of interest may be specific to the individual or may extend to his or her family members. Any officer who has a conflict of interest with respect to any matter is required to disclose the matter to our Chief Executive Officer or, in the case of the Chief Executive Officer, to the Chairman of the Audit Committee. All other employees are required to make prompt and full disclosure of any conflict of interest to his or her immediate supervisor, who will then make prompt and full disclosure to our Chief Executive Officer. Directors are required to disclose any conflict of interests to the Chairman of the Audit Committee and are prohibited from voting on any matter(s) in which they have a conflict of interest. In addition, directors and executive officers are required to disclose in an annual questionnaire, any current or proposed conflict of interests (including related party transactions).

From the period beginning July 1, 2020 and ending September 27, 2021, there were no current or proposed related party transactions.

Board of Directors Leadership Structure and Role in Risk Oversight

Board Leadership Structure

Our Board has chosen to separate the positions of Chairman and Chief Executive Officer, with Mr. Louis Leeburg serving as Chairman, effective May 11, 2021 (and, prior to that, Mr. Robert Ripp served as Chairman), and Mr. Shmuel Rubin serving as President and Chief Executive Officer. As President and Chief Executive Officer, Mr. Rubin is responsible for our day-to-day leadership and performance, with the Board being responsible for setting our strategic direction, as well as overseeing and advising our management. The Board believes that the current independent leadership of the Board by our non-executive Chairman enhances the effectiveness of its oversight of management and provides a perspective that is separate and distinct from that of management.

Role of the Board in Risk Oversight

Our Board is responsible for the oversight of our operational risk management process. Our Board has delegated authority for addressing certain risks, and accessing the steps management has taken to monitor, control, and report such risks, to our Audit and Finance Committees. Such risks include risks relating to execution of our growth strategy, the effects of the contracting in the global economy and general financial condition and outlook on customer purchases, component inventory supply, or ability to expand our partner network, communication with investors, certain actions of our competitors, the protection of our intellectual property, sufficiency of our capital, inventory investment and risk of obsolescence, security of information systems and data, integration of new information systems, credit risk, product liability, and costs of reliance on external advisors. The Audit or Finance Committee, as applicable, then reports such risks as appropriate to the Board. The Board initiates discussions with appropriate members of our senior management if, after discussion of such risks, the Board determines that such risks raise questions or concerns about the status of operational risks then facing us.

Our Board relies on our Compensation Committee to address significant risk exposures we face with respect to compensation, including risks relating to retention of key employees, protection of partner relationships, management succession, and benefit costs, and, when appropriate, reports these risks to the full Board.

Stockholder Communications with the Board

Stockholders and other parties interested in communicating directly with the Board, a committee of the Board, or any individual director, may do so by sending a written communication to the attention of the intended recipient(s) in care of the Corporate Secretary, LightPath Technologies, Inc., 2603 Challenger Tech Court, Suite 100, Orlando, Florida USA 32826. The Corporate Secretary will forward all appropriate communications to the Chairman of the Audit Committee.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of September 15, 2021, the number and percentage of outstanding shares of our Class A common stock, owned by: (i) each of our directors (which includes all nominees), (ii) each of the named executive officers, (iii) our directors and executive officers as a group, and (iv) each person known by us to be the beneficial owner of more than 5% of our outstanding Class A common stock. The number of shares of Class A common stock outstanding as of September 15, 2021 was 26,994,534 .

The number of shares beneficially owned by each director, named executive officer, and greater than 5% beneficial owner is determined under SEC rules, and the information is not necessarily indicative of the beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares to which the individual has the sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days of September 15, 2021, through the exercise of any stock option or other right to purchase, such as a warrant. Unless otherwise indicated, each person has sole investment and voting power (or shares such power with his or her spouse) with respect to the shares set forth in the following table. In certain instances, the number of shares listed may include, in addition to shares owned directly, shares held by the spouse or children of the person, or by a trust or estate of which the person is a trustee or an executor or in which the person may have a beneficial interest. The table that follows is based upon information supplied in a questionnaire completed by each named executive officer and director and stockholders beneficially owning greater than 5% of our Class A common stock.

	Securities					Percent Owned
	Class A Common Stock					(%)
Name and Address (1)(10)	Restricted (2)	Common Stock	Stock Options	Amount of Shares of Class A Common Stock Beneficially Owned
Louis Leeburg, Director	419,176	104,691	—	523,867	(3)	1.9%
Sohail Khan, Director	420,376	20,661	—	441,037		1.6%
M. Scott Faris, Director	318,476	3,940	—	322,416		1.2%
Craig Dunham, Director	228,016	33,000	—	261,016		*
Dr. Joseph Menaker, Director	103,009	—	—	103,009		*
Darcie Peck, Director	54,222	16,000	—	70,222		*
S. Eric Creviston, Director	15,328	—	—	15,328		*
Shmuel Rubin, CEO	119,303	41,520	225,000	385,823		1.4%
Albert Miranda, CFO	—	4,000	75,000	79,000		*
Donald Retreage, Jr., Former CFO	—	8,197	—	8,197		*
All directors and executive officers currently holding office as a group (10 persons)	1,677,906	232,009	300,000	2,209,915		7.6%
Greater than 5% beneficial owners:
Pudong Science and Technology Investment (Cayman) Co., Ltd.	—	2,270,026	—	2,270,026	(4)	8.4%
Royce & Associates, LP	—	1,463,884	—	1,463,884		5.4%

*Less than 1%

Notes:

(1)
Except as otherwise noted, each of the parties listed above has sole voting and investment power over the securities listed. The address for all directors and officers is “in care of” LightPath Technologies, Inc., 2603 Challenger Tech Court, Suite 100, Orlando, Florida 32826. The address for Pudong Science and Technology (Cayman) Co. Ltd., as filed on a Schedule 13G filed on November 28, 2017, is 46F, Building 1, Lujiazui Century Financial Plaza, No. 729 South Yanggao Road, Pudong, Shanghai 200127, People’s Republic of China. The address for Royce Associates, LP, as filed on a Schedule 13G filed on January 23, 2020, is 745 Fifth Avenue, New York, New York 10151. The address for Renaissance Technologies, LLC, as filed on a Schedule 13G filed on February 10, 2021, is 800 Third Avenue, New York, New York 10022.
(2)
Currently, restricted stock units (“RSUs”) awarded to our directors vest over three years. Except for Darcie Peck and Eric Creviston, all of our directors have elected to defer receipt of the vested shares until after they leave the Board, either by reason of resignation, termination, or otherwise. Therefore, for these directors, these vested shares remain unissued. All of the directors unvested RSUs will vest upon such director’s resignation or termination from the Board. The amounts of restricted stock set forth above reflects both vested and unvested shares included in the RSU awards. The amounts of vested shares for each director, other than Mr. Rubin, are as follows: Mr. Leeburg – 377,432, Mr. Khan – 378,632, Mr. Faris – 276,732, Mr. Dunham – 186,272, Dr. Menaker – 61,265, and Ms. Peck – 23,407. Mr. Creviston does not yet have any vested shares.
(3)
Includes 92,691 shares of Class A common stock, which are held jointly with Mr. Leeburg’s wife and for which he shares voting and investment power.
(4)
Pudong Science and Technology Investment (Cayman) Co., Ltd. is wholly owned by Shanghai Pudong Science and Technology Investment Co., Ltd., and for purposes hereof is also deemed as a beneficial owner of the shares.

Change-in-Control Arrangements

We do not know of any arrangements, which may, at a subsequent date, result in a change in control.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act, requires that our directors and executive officers, and persons who beneficially own more than 10% of our common stock (referred to herein as the “Reporting Persons”) file with the SEC various reports as to their ownership of and activities relating to our Class A common stock. To the best of our knowledge, all Reporting Persons complied on a timely basis with all filing requirements applicable to them with respect to transactions during our most recent fiscal year. In making these statements, we have relied solely on our review of copies of the reports furnished to us, representations that no other reports were required, and other knowledge relating to transactions involving the Reporting Persons.

EXECUTIVE COMPENSATION

Named Executive Officers

During fiscal 2021, our named executive officers were as follows:

●
Shmuel Rubin, our current President and Chief Executive Officer, and a director;
●
Albert Miranda, our current Chief Financial Officer; and
●
Donald O. Retreage, our former Chief Financial Officer (through May 7, 2021).

Key Developments in Fiscal 2020 & 2021

During fiscal 2020 and fiscal 2021, our management team underwent a few key changes. Following the announcement on June 3, 2019 regarding Mr. Gaynor’s intention to retire on June 30, 2020, the Board formed an ad hoc CEO Search Committee comprised of independent directors and engaged a third-party search firm to assist in identifying and evaluating candidates to succeed Mr. Gaynor. Following such evaluation, on February 24, 2020, the CEO Search Committee recommended, and the Board approved, the appointment of Mr. Rubin as our new President and Chief Executive Officer effective March 9, 2020. Mr. Rubin was also appointed to the Board effective March 9, 2020.

On April 19, 2021, we announced the retirement of the Company’s then-Chief Financial Officer (“CFO”), Donald O. Retreage, Jr., and the appointment of Albert Miranda as the Company’s new CFO, both of which were effective May 7, 2021. Following his retirement as the Company’s CFO, Mr. Retreage transitioned into the role of a consultant and advisor to the CFO until August 7, 2021. During this time, Mr. Retreage remained as our employee and his compensation remained unchanged.

For information regarding the employment agreements of our currently serving named executive officers, and the agreement for our departed named executive officer, Mr. Retreage, please see section entitled “Potential Payments upon Termination or Change-of-Control” below.

Compensation Philosophy and Objectives

Our compensation policy is designed to attract and retain qualified key executive officers critical to our achievement of reaching and maintaining profitability and positive cash flow, and subsequently our growth and long-term success. To attract, retain, and motivate the executive officers to accomplish our business strategy, the Compensation Committee establishes our executive compensation policies and oversees our executive compensation practices.

The Compensation Committee believes that the most effective executive compensation program is one that is designed to recognize the achievement of our specific short-term and long-term goals, and which aligns executives’ interests with those of the stockholders by rewarding performance that meets or exceeds established goals, with the ultimate objective of improving stockholder value.

It is the objective of the Compensation Committee to have a portion of each named executive officer’s compensation contingent upon our performance as well as upon the individual’s personal performance. Accordingly, each named executive officer’s compensation package is comprised of two elements: (i) base salary, which reflects individual performance and expertise and (ii) short-term and long-term incentive awards, which are tied to the achievement of certain performance goals that the Compensation Committee establishes from time to time. The Compensation Committee has structured compensation of our named executive officers to incentivize achievement of our business goals and reward our named executive officers for achieving such goals.

The Compensation Committee also evaluates our compensation program to ensure that we maintain the ability to attract and retain superior employees in key positions and that compensation provided to key employees remains competitive relative to the compensation paid to similarly situated executive officers.

In accordance with the advisory “say-on-frequency” vote of our stockholders at the fiscal 2017 annual meeting of stockholders, held in January 2017, and as approved by the Board, we will include an annual advisory “say-on-pay” vote in our proxy statement, including this Proxy Statement for the fiscal 2022 Annual Meeting. Our next required stockholder advisory “say-on-frequency” vote will occur at our fiscal 2023 annual stockholders’ meeting. The most recent “say-on-pay” advisory vote occurred at the fiscal 2021 annual meeting, at which our stockholders approved, on an advisory basis, the compensation of our named executive officers.

Setting Executive Compensation

In making compensation decisions, the Compensation Committee relies on the following:

●
the annual reviews made by the Chief Executive Officer with respect to the performance of each of our other named executive officers;

●
the annual review conducted by the Compensation Committee with respect to the performance of the Chief Executive Officer;

●
compensation paid to executive officers of other manufacturing companies similar in size and scope as us and our competitors; and

●
our annual performance with respect to our short-term and long-term strategic plan.

There is no pre-established policy or target for the allocation between either cash and non-cash or short-term and long-term incentive compensation. Rather, the Compensation Committee annually reviews information to determine the appropriate level and mix of incentive compensation when determining our executive compensation plan. Based on these factors, the Compensation Committee makes compensation decisions, including salary adjustments, annual short-term cash incentive awards, and long-term equity incentive awards for our named executive officers.

Retirement Benefits

We offer a qualified 401(k) defined contribution plan. The ability of named executive officers to participate fully in this plan is limited under the requirements of the Internal Revenue Code of 1986, as amended, and the Employment Retirement Income Security Act of 1974, as amended. We currently match 100% of the first 2% of employee contributions.

Executive Compensation and Risk

Although a substantial portion of the compensation paid to our named executive officers is performance-based, we believe our executive compensation programs do not encourage excessive and unnecessary risk-taking by our named executive officers because these programs are designed to encourage our named executive officers to remain focused on both our short-term and long-term operation and financial goals. We achieve this balance through a combination of elements in our overall compensation plans, including: (i) elements that reward different aspects of short-term and long-term performance; (ii) incentive compensation that rewards performance on a variety of different measures; and (iii) cash awards and stock option awards, to encourage alignment with the interests of stockholders.

Executive Officer Stock Ownership Requirements

Effective as of January 1, 2016, our Board established certain guidelines requiring that each of our executive officers acquire and maintain a minimum level of ownership of our securities during the period in which he or she is an executive officer. The Board modified the minimum level of ownership in fiscal 2018. As modified, the guidelines set the target ownership level at five times the annual base salary for our Chief Executive Officer and three times the annual base salary for each of our other executive officers, as measured at fiscal year-end. The Board reviews the target ownership levels on an annual basis to determine whether such target ownership levels should be increased.

For purposes of determining ownership levels, all forms of equity and derivative securities, including stock, stock options, restricted stock, and RSUs, count towards satisfaction of the ownership guidelines; however, with respect to any stock option award, only the number of shares equal to (i) the difference between the closing price of the Class A common stock as reported on the NCM at the end of the fiscal year and the exercise price of the stock option multiplied by (ii) the number of shares underlying the stock option, then (iii) divided by the closing price of the Class A common stock as reported on the NCM at the end of the fiscal year, are included for purposes of determining whether the stock ownership target is met. For example, if an officer is awarded a stock option of 100 shares of Class A common stock, with an exercise price of $1.00 per share, and the closing price of the Class A common stock as reported on the NCM on June 30, 2020 is $2.00, the number of shares of Class A common stock included from such stock option award for purposes of meeting the stock ownership target is 50 shares.

The Board may grant waivers of the guidelines in the event of financial hardship or other good cause. Once an executive officer attains his or her required stock ownership level, he or she will remain in compliance with the guidelines despite future changes in the stock price and base salary, as long as the executive officer’s holdings do not decline below the number of shares owned at the time the required stock ownership level was met. Each executive officer will have until December 31, 2021, or five years after his or her date of becoming an executive officer, whichever is later, to meet the required ownership level.

Our currently serving named executive officers did not meet their respective ownership targets as of June 30, 2021. Mr. Rubin has until February 24, 2025 to meet the target, and Mr. Miranda has until May 7, 2026 to meet the target.

Name (1)	Class A common stock	Stock Options (2)	Restricted Stock Units	Total Amount of Shares of Class A Common Stock Beneficially Owned	Stock Price at June 30, 2021	Market Value at June 30, 2021	Base Salary	% of Salary
Shmuel Rubin	23,020	83,928	119,303	226,251	$2.52	$570,153	$350,000	163%
Albert Miranda	—	—	—	—	$2.52	$-	$200,000	0%

(1)
This table excludes our departed named executive officer, Mr. Retreage, as he ceased serving as an executive officer on May 7, 2021. Mr. Retreage had not met his ownership target as of that date.

(2)
Does not include stock options with an exercise price that exceeds the closing stock price as of June 30, 2021.

Hedging Policy and Pledging of Securities

Pursuant to our Guide for Trading in Securities by Employees, Officers, and Directors, our employees, officers, and directors cannot engage in hedging transactions related to our securities, which includes our Class A common stock. Employees, officers, and directors are also prohibited from holding our securities, which includes our Class A common stock, in a margin account or otherwise pledging our securities as collateral for a loan.

2021 Incentive Program

Our fiscal 2021 incentive program has two key components: (i) the Short-Term Incentive (“STI”) program, and (ii) the Long-Term Incentive (“LTI”) program. The STI program is comprised of awards based on our achievement of specific fiscal 2021 financial objectives (the “2021 STI Award”). The LTI program is comprised of (i) an individual discretionary stock option award, based on an executive officer’s achievement of individual goals evaluated over a one-year performance period (the “2021 LTI Discretionary Award”), which goals were set early in fiscal 2021, and (ii) a corporate performance-based equity award based on the achievement of pre-established financial performance metrics evaluated over a three-year performance period (the “2021 LTI Multi-Year Award” and, together with the 2021 LTI Discretionary Award, the “2021 LTI Awards”). The metrics for the 2021 LTI Multi-Year Award were set early in fiscal 2021 for the three-year period beginning on July 1, 2020 through June 30, 2023.

Our incentive program includes different levels of bonus opportunity based on a participant’s position with the Company. For fiscal 2021, Mr. Rubin was the only “level one” participant, and there were no other eligible named executive officer participants. Bonus opportunities for Mr. Rubin as a “level one” participant for fiscal 2021 was calculated by applying designated portions of his respective bonus pool amounts, which was set by the Compensation Committee, to formulas for each of the components of the STI and LTI programs, as applicable. For fiscal 2021, Mr. Rubin’s bonus pool amount for the 2021 STI Award was set at $180,000. The Compensation Committee determined that achievement of the 2021 STI Award would be paid in cash; however, the Compensation Committee retained the discretion to adjust the allocation of the 2021 STI Award between cash and RSUs prior to payment.

Mr. Retreage was not eligible to earn any awards with respect to either the STI or LTI programs for fiscal 2021 since he ceased serving as the CFO prior to the end of the fiscal year. Mr. Miranda was also not eligible to participate in either the STI or LTI programs for fiscal 2021 because of his hire date.

STI Program

For the level one participant, the 2021 STI Award is based solely on the achievement of corporate financial objectives. The corporate financial objectives are as follows: (i) revenue growth over that of the prior fiscal year (the “Revenue Component”); (ii) EBITDA margin (which is earnings before income, taxes, depreciation, and amortization, as a percentage of revenue) (the “EBITDA Component”); (iii) gross margin as a percentage of revenue (the “Gross Margin Component”); and the return on assets (ratio of net income to total assets, excluding cash, goodwill, and operating lease assets) (the “ROA Component”). The Revenue Component was weighted at 30%, the EBITDA Component was weighted at 30%, the Gross Margin Component was weighted at 20%, and the ROA Component was weighted at 20%. Each component of the 2021 STI Award is evaluated independently of the other components, and the 2021 LTI Awards are evaluated independently of the 2021 STI Award.

Revenue Component

The maximum bonus pool amount with respect to the Revenue Component of the 2021 STI Award, was $54,000 for Mr. Rubin (the “Revenue Pool Amount”). Based on the 2021 STI Award, Mr. Rubin would only earn the Revenue Component if we achieved the target of 10% year-over-year revenue growth in fiscal 2021. If we achieved this year-over-year revenue growth target in fiscal 2021, then he would be entitled to a bonus award under the Revenue Component equal to the Revenue Pool Amount.

Our revenue in fiscal 2021 increased by 10%, as compared to fiscal 2020; therefore, the target was met. Accordingly, Mr. Rubin earned 100% of the Revenue Pool Amount of the 2021 STI Award.

EBITDA Component

In order for Mr. Rubin to earn a bonus with respect to the EBITDA Component, we had to meet or exceed a minimum EBITDA margin target established by the Compensation Committee for fiscal 2021. The EBITDA margin was calculated by dividing the fiscal 2021 EBITDA, by the fiscal 2021 revenues. The maximum bonus pool amount with respect to the EBITDA Component of the 2021 STI Award, was $54,000 for Mr. Rubin.

We achieved an EBITDA margin of 4% for fiscal 2021, which was below the target amount. Accordingly, Mr. Rubin did not earn the EBITDA Component of the 2021 STI Award.

Gross Margin Component

In order for Mr. Rubin to earn a bonus with respect to the Gross Margin Component, we had to meet or exceed a minimum gross margin target established by the Compensation Committee for fiscal 2021. The gross margin target was calculated by dividing the fiscal 2021 gross margin by the fiscal 2021 revenues. The maximum bonus pool amount with respect to the EBITDA Component of the 2021 STI Award, was $36,000 for Mr. Rubin.

We achieved a gross margin of 35% for fiscal 2021, which was below the target amount. Accordingly, Mr. Rubin did not earn the Gross Margin Component of the 2021 STI Award.

ROA Component

In order for Mr. Rubin to earn a bonus with respect to the ROA Component, we had to meet or exceed a minimum ROA target established by the Compensation Committee for fiscal 2021. The ROA was calculated by dividing the fiscal 2021 net income, by the June 30, 2021 total assets, excluding cash, goodwill and operating lease assets. The maximum bonus pool amount with respect to the ROA Component of the 2021 STI Award, was $36,000 for Mr. Rubin.

We achieved an ROA of -9% for fiscal 2021, which was below the target amount. Accordingly, Mr. Rubin did not earn the ROA Component of the 2021 STI Award.

LTI Program

The 2021 LTI Awards are comprised of two components: (i) the 2021 LTI Discretionary Award and (ii) the 2021 LTI Multi-Year Award.

2021 LTI Discretionary Award

The 2021 LTI Discretionary Award is an individual discretionary award made by our Compensation Committee that is based on an executive officer’s achievement of certain individual goals approved by the Compensation Committee for fiscal 2021. Mr. Rubin was our only named executive officer that was eligible to earn the 2021 LTI Discretionary Award. Mr. Rubin’s 2021 LTI Discretionary Award bonus opportunity was calculated by multiplying the 2021 LTI Awards bonus pool amount, or $120,000, by 40%. Thus, the bonus opportunity for the 2021 LTI Discretionary Award was $48,000 for Mr. Rubin. He could earn any portion of the bonus opportunity for the 2021 LTI Discretionary Award. The Compensation Committee determined that if earned, the 2021 LTI Discretionary Award would be paid in cash.

At the end of fiscal 2021, an executive summary was presented to the Compensation Committee, which summarized Mr. Rubin’s achievements with respect to his individual goals, which were based on certain operational, strategic, and business development objectives. After review and consideration, the Compensation Committee determined that Mr. Rubin earned 100% of his 2021 LTI Discretionary Award.

2021 LTI Multi-Year Award

The 2021 LTI Multi-Year Award is a corporate performance-based equity award based on the achievement of pre-established financial performance metrics over a three-year performance period. In order to determine Mr. Rubin’s 2021 LTI Multi-Year Award bonus opportunity, the portion of such participant’s bonus pool amount applicable to the 2021 LTI Awards calculation, or $120,000, was multiplied by 60%. Thus, Mr. Rubin’s bonus opportunity for the 2021 LTI Multi-Year Award was $72,000.

The performance metrics upon which the 2021 LTI Multi-Year Award was based are as follows: (i) revenue (the “LT Revenue Component”); (ii) book value per share of Class A common stock (the “LT Book Value Component”); and (iii) EBITDA margin (the “LT EBITDA Component”). The Compensation Committee set a target for each component for each year during the three-year period (July 1, 2020 through June 30, 2023). Each performance component is valued at “one point” for each year during the three-year period. For each performance component for which the target is achieved, the participants each earn “one point.” Thus, the LT Revenue Component is worth one point per year during the three-year performance period, the LT Book Value Component is worth one point per year during the three-year performance period, and the LT EBITDA Component is worth one point per year during the three-year performance period.

The payout opportunity based on the number of total points earned during the three-year performance period is shown in the table below.

Number of Points Earned	Percentage of Payout of the 2021 LT Multi-Year Award
0-3	0%
4	50%
5	60%
6	75%
7	100%
8	110%
9	125%

Each component of the 2021 LTI Multi-Year Award is evaluated independently of the other components during each year of the performance.  During fiscal 2021, the Compensation Committee determined that in connection with the 2021 LTI Multi-Year Award, the RSU award would be granted in the first year of the three-year period, but would not vest until the end of the period, with such vesting based on the number of points earned.

LT Revenue Component – Fiscal 2021 (Year 1)

The Compensation Committee set a target for the LT Revenue Component for fiscal 2021 of $38.5 million, which represented year-over-year revenue growth of 10%, compared to fiscal 2021. Our total revenue for fiscal 2021 was equal to the target; thus, the Mr. Rubin earned 1 point for the LT Revenue Component in fiscal 2021.

LT Book Value Component – Fiscal 2021 (Year 1)

The Compensation Committee set a target for the LT Book Value Component for fiscal 2021 of $1.45 book value per share of our Class A common stock. Our book value per share of Class A common stock for fiscal 2021 was less than the target; thus, Mr. Rubin did not earn a point for the LT Book Value Component in fiscal 2021.

LT EBITDA Component – Fiscal 2021 (Year 1)

The Compensation Committee set the LT EBITDA Component for fiscal 2021 at a target EBITDA margin of 19%. Our EBITDA margin for fiscal 2021 was less than the target; thus, Mr. Rubin did not earn a point for the LT EBITDA Component in fiscal 2021.

2020 Incentive Program

Our fiscal 2020 incentive program has two key components: (i) the Short-Term Incentive (“STI”) program, and (ii) the Long-Term Incentive (“LTI”) program. The STI program is comprised of awards based on our achievement of specific fiscal 2020 financial objectives (the “2020 STI Award”). The LTI program is comprised of (i) an individual discretionary stock option award, based on an executive officer’s achievement of individual goals evaluated over a one-year performance period (the “2020 LTI Discretionary Award”), which goals were set early in fiscal 2020, and (ii) a corporate performance-based equity award based on the achievement of pre-established financial performance metrics evaluated over a three-year performance period (the “2020 LTI Multi-Year Award” and, together with the 2020 LTI Discretionary Award, the “2020 LTI Awards”). The metrics for the 2020 LTI Multi-Year Award were set early in fiscal 2020 for the three-year period beginning on July 1, 2019 through June 30, 2022.

Our incentive program includes different levels of bonus opportunity based on a participant’s position with the Company. For fiscal 2020, we had one “level one” participant and two “level two” participants, one of which was Mr. Retreage. Mr. Rubin was not eligible to participate in either the STI or LTI programs for fiscal 2020 because of his hire date; therefore, his bonus for fiscal 2020 was subject to other metrics set forth in the Employment Agreement, dated February 24, 2020, between Mr. Rubin and us (the “Rubin Employment Agreement”). A summary of the compensation pursuant to the Rubin Employment Agreement is included in the Summary Compensation Table on page 25 and the related footnotes, as well as in the narrative to the Summary Compensation Table.

Bonus opportunities for Mr. Retreage for fiscal 2020 was calculated by applying designated portions of his bonus pool amount, which was set by the Compensation Committee, to formulas for each of the components of the STI and LTI programs, as applicable. For fiscal 2020, Mr. Retreage’s bonus pool amount for the 2020 STI Award was set at $80,000 and his bonus pool amount for the 2020 LTI Awards was set at $50,000.

The Compensation Committee determined that achievement of the 2020 STI Award would be paid in cash; however, the Compensation Committee retained the discretion to adjust the allocation of the 2020 STI Award between cash and RSUs prior to payment.

STI Program

For Mr. Retreage, the 2020 STI Award is based on 60% corporate financial objectives, and 40% personal objectives. The corporate financial objectives are as follows: (i) revenue growth over that of the prior fiscal year (the “Revenue Component”); (ii) EBITDA margin (which is earnings before income, taxes, depreciation, and amortization, as a percentage of revenue) (the “EBITDA Component”); and (iii) book value per share (the dollar value of stockholders’ equity as of the fiscal year end, divided by the number of shares Class A common stock outstanding as of the fiscal year end) (the “Book Value Component”). The Revenue Component was weighted at 10%, the EBITDA Component was weighted at 60%, and the Book Value Component was weighted at 30%. Each component of the 2020 STI Award is evaluated independently of the other components, and the 2020 LTI Awards are evaluated independently of the 2020 STI Award.

Revenue Component

The maximum bonus pool amount with respect to the Revenue Component of the 2020 STI Award was $4,800 for Mr. Retreage (the “Revenue Pool Amount”). Based on the 2020 STI Award, Mr. Retreage would only earn the Revenue Component if we achieved the target of 7% year-over-year revenue growth in fiscal 2020. If we achieved this year-over-year revenue growth target in fiscal 2020, then Mr. Retreage would be entitled to a bonus award under the Revenue Component equal to such participant’s Revenue Pool Amount.

Our revenue in fiscal 2020 increased by 4%, as compared to fiscal 2019, which was below the target. Accordingly, Mr. Retreage did not earn any portion of the Revenue Component of the 2020 STI Award.

EBITDA Component

In order for Mr. Retreage to earn a bonus with respect to the EBITDA Component, we had to meet or exceed a minimum EBITDA margin target established by the Compensation Committee for fiscal 2020. The EBITDA margin was calculated by dividing the fiscal 2020 EBITDA, as adjusted for certain non-recurring costs associated with the Chief Executive Officer transition as approved by the Compensation Committee, by the fiscal 2020 revenues. Based on the 2020 STI Award, Mr. Retreage would be entitled to $9,600 for each percentage point above 15% of EBITDA margin. The maximum bonus pool amount with respect to the EBITDA Component of the 2020 STI Award was $28,800 for Mr. Retreage.

We achieved an EBITDA margin of 16% for fiscal 2020. Accordingly, Mr. Retreage earned $9,600 with respect to the EBITDA Component of the 2020 STI Award.

Book Value Component

The maximum bonus pool amount with respect to the Book Value Component of the 2020 STI Award, was $14,400 for Mr. Retreage (the “Book Value Pool Amount”). Based on the 2020 STI Award, Mr. Retreage would only earn the Book Value Component if we achieved the book value per share target of $1.38 as of June 30, 2020. The book value per share was calculated by the dollar value of stockholders’ equity as of June 30, 2020, divided by the number of shares Class A common stock outstanding as of June 30, 2020. If we achieved the target, then Mr. Retreage would be entitled to a bonus award under the Book Value component equal to the Book Value Pool Amount.

Our book value per share as of June 30, 2020 was $1.34, which was below the target amount. Accordingly, Mr. Retreage did not earn the Book Value Component of the 2020 STI Award.

Personal Objectives Component

The maximum bonus pool amount with respect to personal objectives was $32,000 for Mr. Retreage, as a level two participant. The Compensation Committee evaluated Mr. Retreage’s personal objectives, which are subjective, along with the Company’s achievement of the corporate financial objectives for fiscal 2020.  Because we partly achieved our corporate financial objectives the Compensation Committee limited the payout for the personal objectives component to 60% of the maximum bonus pool amount for this component.  This adjusted maximum bonus pool amount was then multiplied by the percentage of achievement of personal objectives. Mr. Retreage earned $19,200 with respect to the Personal Objectives Component of the 2020 STI Award.

Based on the achievement of the respective components, the total amounts earned for the 2020 STI Award were $28,800 for Mr. Retreage.

LTI Program

The 2020 LTI Awards are comprised of two components: (i) the 2020 LTI Discretionary Award and (ii) the 2020 LTI Multi-Year Award.

2020 LTI Discretionary Award

The 2020 LTI Discretionary Award is an individual discretionary stock option award made by our Compensation Committee that is based on each executive officer’s achievement of certain individual goals approved by the Compensation Committee for fiscal 2020. In order to determine a participant’s 2020 LTI Discretionary Award bonus opportunity, the portion of such participant’s bonus pool amount applicable to the 2020 LTI Awards calculation ($50,000 in the case of Mr. Retreage), was multiplied by 40%. Thus, the bonus opportunity for the 2020 LTI Discretionary Award was $20,000 for Mr. Retreage. Participants could earn any portion of the bonus opportunity for the 2020 LTI Discretionary Award. The Compensation Committee determined that if earned, the 2020 LTI Discretionary Award would be paid as a stock option, with one-third of the shares of Class A common stock underlying the stock option vesting on each of the first, second, and third anniversaries of the grant date. The Compensation Committee determined that if awarded, the exercise price would be set at the greater of 115% of the closing bid price of our Class A common stock on the grant date or the book value per share of our Class A common stock as of June 30, 2020.

At the end of fiscal 2020, an executive summary was presented to the Compensation Committee, which summarized each executive officer’s achievements with respect to their individual goals, which were based on certain operational, strategic, and business development objectives. After review and consideration, the Compensation Committee determined that Mr. Retreage would be eligible for a portion of the 2020 LTI Discretionary Award. Based on this review and after considering Mr. Retreage’s individual achievements during fiscal 2020, the Compensation Committee determined that Mr. Retreage earned a portion of his 2020 LTI Discretionary Award in an amount equal to $6,000. We granted the stock options in November 2020.

2020 LTI Multi-Year Award

The 2020 LTI Multi-Year Award is a corporate performance-based equity award based on the achievement of pre-established financial performance metrics over a three-year performance period. In order to determine a participant’s 2020 LTI Multi-Year Award bonus opportunity, the portion of such participant’s bonus pool amount applicable to the 2020 LTI Awards calculation ($50,000 for Mr. Retreage), was multiplied by 60%. Thus, the bonus opportunity for the 2020 LTI Multi-Year Award was $30,000 Mr. Retreage.

The performance metrics upon which the 2020 LTI Multi-Year Award was based are as follows: (i) revenue (the “LT Revenue Component”); (ii) book value per share of Class A common stock (the “LT Book Value Component”); and (iii) EBITDA margin (the “LT EBITDA Component”). The Compensation Committee set a target for each component for each year during the three-year period (July 1, 2019 through June 30, 2022). Each performance component is valued at “one point” for each year during the three-year period. For each performance component for which the target is achieved, the participants each earn “one point.” Thus, the LT Revenue Component is worth one point per year during the three-year performance period, the LT Book Value Component is worth one point per year during the three-year performance period, and the LT EBITDA Component is worth one point per year during the three-year performance period.

The payout opportunity based on the number of total points earned during the three-year performance period is shown in the table below.

Number of Points Earned	Percentage of Payout of the 2020 LT Multi-Year Award
0-3	0%
4	50%
5	60%
6	75%
7	100%
8	110%
9	125%

Each component of the 2020 LTI Multi-Year Award is evaluated independently of the other components during each year of the performance. The Compensation Committee determined that if earned at the end of the three-year performance period, the 2020 LTI Multi-Year Award would be paid as RSUs.

LT Revenue Component – Fiscal 2020 (Year 1)

The Compensation Committee set a target for the LT Revenue Component for fiscal 2020 of $36.0 million, which represented year-over-year revenue growth of 7%, compared to fiscal 2019. Our total revenue for fiscal 2020 was less than the target; thus, Mr. Retreage did not earn a point for the LT Revenue Component in fiscal 2020.

LT Revenue Component – Fiscal 2021 (Year 2)

The Compensation Committee set the LT Revenue Component for fiscal 2021 at a target revenue level that was based on year-over-year revenue growth compared to the fiscal 2020 target for this component. Our total revenue for fiscal 2021 was less than the target; thus, Mr. Retreage did not earn a point for the LT Revenue Component in fiscal 2021.

LT Book Value Component – Fiscal 2020 (Year 1)

The Compensation Committee set a target for the LT Book Value Component for fiscal 2020 of $1.38 book value per share of our Class A common stock. Our book value per share of Class A common stock for fiscal 2020 was less than the target; thus, Mr. Retreage did not earn a point for the LT Book Value Component in fiscal 2020.

LT Book Value Component – Fiscal 2021 (Year 2)

The Compensation Committee set the LT Book Value Component for fiscal 2021 at a target book value per share of Class A common stock that was greater than the fiscal 2020 target for this component. Our book value per share of Class A common stock for fiscal 2021 was less than the target; thus, Mr. Retreage, did not earn a point for the LT Book Value Component in fiscal 2021.

LT EBITDA Component – Fiscal 2020 (Year 1)

The Compensation Committee set the LT EBITDA Component for fiscal 2020 at a target EBITDA margin of 18%. Our EBITDA margin for fiscal 2020 was less than the target; thus, Mr. Retreage did not earn a point for the LT EBITDA Component in fiscal 2020.

LT EBITDA Component – Fiscal 2021 (Year 2)

The Compensation Committee set the LT EBITDA Component for fiscal 2021 at an EBITDA margin that was greater than the fiscal 2020 target for this component. Our EBITDA margin for fiscal 2021 was less than the target; thus, Mr. Retreage, did not earn a point for the LT EBITDA Component in fiscal 2021.

Unearned 2019-2021 Multi-Year Award

In fiscal 2019, the Compensation Committee granted an equity award based on the achievement of pre-established financial performance metrics evaluated over a three-year performance period beginning on July 1, 2018 through June 30, 2021 (the “2019 LTI Multi-Year Award”). Mr. Retreage is the only named executive officer that would have been eligible to earn this award. The 2019 LTI Multi-Year Award would have been partially earned if participants earned at least 4 points (50% payout) up to 9 points (125% payout). Mr. Retreage’s eligible bonus pool amount was $50,000. However, the targets were not achieved during the three-year period; thus, no payout will occur with respect to the 2019 LTI Multi-Year Award.

Summary Compensation Table

The following table sets forth certain compensation awarded to, earned by or paid to (i) any individuals serving as our Chief Executive Officer during fiscal 2021 (Mr. Rubin), (ii) our two other most highly compensated executive officers serving as executive officers at the end of fiscal 2021 (Mr. Miranda), and (ii) any individuals for whom disclosure would have been required but for the fact that the individual was not serving as an executive officer as of the end of fiscal 2021 (Mr. Retreage).

								Non-Equity
				Stock		Option		Incentive Plan		All Other Compensation
Name and Position	Fiscal	Salary		Awards		Awards		Compensation		Compensation	Total
	Year	($)		($) (1)		($) (2)		($)		($) (3)	($)
(a)	(b)	(c)		(e)		(f)		(g)		(i)	(j)
Shmuel Rubin	2021	350,000	(5)	21,716	(5)	—		102,000	(9)	15,340	489,056
President & Chief Executive Officer	2020	105,464	(4)	139,000	(4)	197,987	(4)	100,000	(4)	48,075	590,526
Albert Miranda	2021	34,615	(6)	—		130,909	(6)	—		—	165,524
Chief Financial Officer	2020	—		—		—		—		—	—
Donald O. Retreage, Jr.	2021	212,115	(7)	—		—		—		—	212,115
Former Chief Financial Officer	2020	200,000	(7)	—		2,190	(8)	28,800	(8)	10,694	241,684

Notes:

(1)
For valuation assumptions on stock awards refer to Note 10 to the Consolidated Financial Statements of our Annual Report on Form 10-K for fiscal 2021. The disclosed amounts reflect the fair value of the RSU awards that were earned during the fiscal years ended June 30, 2021 and 2020 in accordance with FASB ASC Topic 718.

(2)
For valuation assumptions on stock option awards refer to Note 10 to the Consolidated Financial Statements of our Annual Report on Form 10-K for fiscal 2021. The disclosed amounts reflect the fair value of the stock option awards that were earned during the fiscal years ended June 30, 2021 and 2020 in accordance with FASB ASC Topic 718.

(3)
“All Other Compensation,” as defined by SEC rules does not include the amounts that qualify under the applicable de minimis rule for all periods presented. The de minimis rules does not require reporting of perquisites and other compensation that totals less than $10,000 in the aggregate. For fiscal 2021 and 2020, the nature of these compensatory items includes our contribution toward the premium costs for employee and dependent medical, life, and disability income insurances, benefits generally available to our employees, vacation buyout, and the Company’s match on contributions under the 401k plan. The amounts for Mr. Rubin in fiscal 2020 include $36,346 for relocation assistance.

(4)
Mr. Rubin was hired by the Company on February 24, 2020 and appointed as Chief Executive Officer effective March 9, 2020, therefore his compensation for fiscal 2020 was pro-rated for the period from his hire date to June 30, 2020. Pursuant to the Rubin Employment Agreement, Mr. Rubin received a stock option grant and an RSU grant. The amounts in the table reflect the fair value of these awards in accordance with FASB ASC Topic 718. For additional information with respect to these grants, including the vesting schedules, please see “Discussion of Summary Compensation Table of Named Executive Officers” below. Also pursuant to the Rubin Employment Agreement, Mr. Rubin was eligible for a one-time award of up to $100,000 based on qualitative factors determined by the Compensation Committee. This award was earned in fiscal 2020 and was paid in fiscal 2021. Mr. Rubin’s base salary was 18% of his total compensation for fiscal 2020.

(5)
Mr. Rubin’s base salary was 72% of his total compensation for fiscal 2021.  In connection with the 2021 LTI Multi-Year Award, we granted an RSU award for fiscal 2021 which is subject to performance-based vesting with any such vesting to occur on June 30, 2024, based on the performance criteria associated with the 2021 LTI Multi-Year Award.  The grant date fair value for the RSU award included in this column for fiscal 2021 was computed based upon the probable outcome of the performance conditions as of the grant date, which probable outcome is less than the potential maximum amount of $90,000 which represents 125% of the bonus opportunity that could be earned pursuant to the 2021 LTI Multi-Year Award.

(6)
Mr. Miranda was hired by the Company on April 19, 2021 and appointed as Chief Financial Officer effective May 7, 2021, therefore his compensation for fiscal 2021 was pro-rated for the period from his hire date to June 30, 2021. Pursuant to his employment agreement, Mr. Miranda received a stock option grant. The amount in the table reflects the fair value of this award in accordance with FASB ASC Topic 718. For additional information with respect to these grants, including the vesting schedules, please see “Discussion of Summary Compensation Table of Named Executive Officers” below. Mr. Miranda’s base salary was 21% of his total compensation for fiscal 2021.

(7)
Mr. Retreage’s base salary was 100% of his total compensation for fiscal 2021 and 83% of his total compensation for fiscal 2020.

(8)
Based on the achievement of certain criteria set by the Compensation Committee, Mr. Retreage earned a portion of his respective 2020 STI Awards during fiscal 2020. Mr. Retreage also earned a portion of his respective 2020 LTI Discretionary Award, in the amount of $6,000, which was paid as a stock option award. Even though the 2020 LTI Discretionary Awards were earned in fiscal 2020, the awards were not granted until fiscal 2021. The disclosed amount represents the estimated fair value of the stock option award, in accordance with FASB Topic ASC 718. For additional information, please see “Discussion of Summary Compensation Table of Named Executive Officers” below.

(9)
Based on the achievement of certain criteria set by the Compensation Committee, Mr. Rubin earned a portion of his respective 2021 STI Awards and 2021 LTI Discretionary Award during fiscal 2021. Even though the 2021 LTI Discretionary Awards were earned in fiscal 2021, the awards will not be paid until fiscal 2022.

Narrative Discussion of Summary Compensation Table of Executive Officers

The following is a narrative discussion of the material information that we believe is necessary to understand the information is disclosed in the foregoing Summary Compensation Table. The following narrative disclosure is separated into sections, with a separate section for each of our named executive officers.

With respect to fiscal 2021, each named executive officer received a base salary and certain named executive officers were eligible for a 2021 STI Award, a 2021 LTI Discretionary Award, and a 2021 LTI Multi-Year Award. Information on the specific components of executive compensation for fiscal 2021 can be found above under the heading “2021 Incentive Program.” With respect to fiscal 2020, each named executive officer then serving as an executive officer received a base salary and certain named executive officers were eligible for a 2020 STI Award, a 2020 LTI Discretionary Award, and a 2020 LTI Multi-Year Award. Information on the specific components of executive compensation for fiscal 2020 can be found above under the heading “2020 Incentive Program.”

Additional details regarding the awards granted to each named executive officer in addition to their respective employment agreements, is set forth below.

Shmuel Rubin
				Compensation Expense (1)
				Actual	Projected	Projected	Projected	Projected
	Number	Number of		Fiscal 2020	Fiscal 2021	Fiscal 2022	Fiscal 2023	Fiscal 2024
Grant Date	of Shares	Vested Shares		$	$	$	$	$
Stock Option Grants
2/24/2020	225,000	50,000	(2)	$18,334	$43,997	$43,997	$53,162	$38,497

RSUs
2/24/2020	100,000	-	(3)	$9,654	$23,169	$23,169	$42,470	$40,538
1/28/2021	19,303	-	(4)	-	4,344	8,687	8,685	-
				$9,654	$27,513	$31,856	$51,155	$40,538

(1)
Compensation expense for grants of stock options or RSUs is recognized or expected to be recognized in accordance with ASC Topic 718, Stock Compensation.
(2)
Represents the number of shares vested as of June 30, 2021. On each of the first, second, and third anniversaries of the grant date, 50,000 shares underlying the stock option vests, with the remaining 75,000 shares underlying the stock option vesting on the fourth anniversary of the grant date.
(3)
Represents the number of shares vested as of June 30, 2021. One-half of the RSUs granted vest on each of the third and fourth anniversaries of the grant date.
(4)
Represents the number of shares vested as of June 30, 2021. These RSUs will vest, if at all, on June 30, 2024 based on the achievement of performance criteria associated with the 2021 LTI Multi-Year award.

Employment Agreement

On February 24, 2020, we entered into the Rubin Employment Agreement with Mr. Rubin. The Rubin Employment Agreement does not provide for a specified term of employment and Mr. Rubin’s employment is on an at-will basis. Mr. Rubin will receive an initial annual base salary of $350,000, payable in equal bi-weekly installments, and will be eligible to participate in all of our bonus, incentive compensation, and performance based compensation plans, including, but not limited to the Incentive Plan, under which our executive officers are eligible to earn incentive compensation consisting of cash and/or equity awards based upon the achievement of certain individual and/or our performance goals set by the Compensation Committee. Mr. Rubin was eligible to earn a one-time bonus of up to $100,000 based on qualitative factors that will be determined by the Compensation Committee (the “Special 2020 Bonus”). The Special 2020 Bonus was the only incentive compensation Mr. Rubin was eligible to earn for fiscal 2020. The earned portion Special 2020 Bonus was paid in October 2020.

Mr. Rubin will be eligible to participate in our employee benefit, welfare, and other plans, as may be maintained by us from time to time. We agreed to provide a relocation allowance of up to $50,000 payable by us on receipt of relocation expense receipts. The total period for relocation reimbursement concluded on August 1, 2020. We also agreed to provide up to $15,000 in addition to the reimbursed relocation expenses to account for federal income taxes incurred by Mr. Rubin as a result of the relocation reimbursement. Mr. Rubin must reimburse us a prorated portion of all expenses paid by the Company if he leaves us for any reason other than death, disability, or discharge without cause within twelve (12) months of his relocation.

Pursuant to the Rubin Employment Agreement, we granted Mr. Rubin, on a one-time basis, a restricted stock award consisting of 100,000 shares of our Class A common Stock, with 50% of the shares of the Class A common stock vesting on the third anniversary of the grant date, and the remaining 50% of the shares of the Class A common stock vesting on the fourth anniversary of the grant date. The restricted stock award is subject to the Incentive Plan and any amendments thereto, and the restricted stock award agreement evidencing the grant of the restricted stock award.

In addition, we granted Mr. Rubin an option to purchase 225,000 shares of Class A common stock, having an exercise price per share equal to the greater of (i) $1.37 per share or (ii) 115% of the closing bid price of the Class common stock as reported on the NCM on the grant date, or February 24, 2020. Fifty-thousand shares of the Class A common stock underlying the stock option will vest on each of the first, second, and third, anniversaries of the grant date, with the remaining seventy-five thousand shares of the Class A common stock vesting on the fourth anniversary of the grant date. The option award will have a ten-year term, subject to earlier expiration as provided in the Incentive Plan or the option agreement, as defined below. The option award will be in all respects subject to the Incentive Plan and any amendments thereto, and the option agreement.

Albert Miranda

Stock Option Grants			Compensation Expense (1)
			Actual	Projected	Projected	Projected	Projected
	Number	Number of	Fiscal 2021	Fiscal 2022	Fiscal 2023	Fiscal 2024	Fiscal 2025
Grant Date	of Shares	Vested Shares	$	$	$	$	$
4/19/2021	75,000	- (2)	$8,183	$32,727	$32,727	$32,727	$24,545

(1)
Compensation expense for grants of stock options or RSUs is recognized or expected to be recognized in accordance with ASC Topic 718, Stock Compensation.
(2)
The number of shares vested are as of June 30, 2021. One-fourth of the stock option shares vests on each of the first, second, third and fourth anniversaries of the grant date.

Employment Agreement

In connection with Mr. Miranda’s appointment, we entered into an employment agreement with Mr. Miranda on April 19, 2021 (the “Miranda Employment Agreement”). Pursuant to the Miranda Employment Agreement, Mr. Miranda served as Vice President of Finance beginning on April 19, 2021 until May 7, 2021, at which time, Mr. Miranda transitioned into the role of Chief Financial Officer. The Miranda Employment Agreement does not provide for a specified term of employment and Mr. Miranda’s employment is on an at-will basis. Mr. Miranda will receive an initial annual base salary of $225,000, payable in equal bi-weekly installments, and is eligible to participate in all of our bonus, incentive compensation, and performance based compensation plans, including, but not limited to, the Incentive Plan, under which our executive officers are eligible to earn incentive compensation consisting of cash and/or equity awards based upon the achievement of certain individual and/or performance goals set by the Compensation Committee.

Mr. Miranda is eligible to participate in our employee benefit, welfare, and other plans, as may be maintained by us from time to time. We agreed to provide a relocation allowance of up to $10,000 payable by us on receipt of relocation expense receipts. The total period for relocation reimbursement concludes six months from the effective date of the Miranda Employment Agreement; however, exceptions may be granted by the Compensation Committee. Mr. Miranda must reimburse the Company a prorated portion of all expenses paid by us if he leaves us for any reason other than death, disability, or discharge without cause within twelve (12) months of his relocation.

Pursuant to the Miranda Employment Agreement, we granted Mr. Miranda an option to purchase up to 75,000 shares of Class A common stock, having an exercise price per share equal to the greater of (i) our book value per share on that date or (ii) 115% of the closing bid price of the Class A common stock as reported on the NCM on the grant date. The stock options will have a four-year vesting period with 25% vesting each year. The option award will have a ten-year term, subject to earlier expiration as provided in the Incentive Plan or the option agreement, as defined below. The option award will be in all respects subject to the Incentive Plan and any amendments thereto, and the option award.

Other Named Executive Officers

On May 31, 2018, we entered into an offer letter agreement with Mr. Retreage, which provided for his base salary amount, reimbursement of relocation expenses, and affirmatively provide that Mr. Retreage was entitled to participate in our incentive programs.  Mr. Retreage separated from the Company, effective August 7, 2021. As of his date of separation, the balance of unvested stock options and RSU shares were forfeited, and he had no outstanding vested awards.

Potential Payments Upon Termination or Change-of-Control

Neither Mr. Rubin nor Mr. Miranda are entitled to any payments upon termination or change-of-control. Mr. Retreage was also not entitled to any payments upon termination or change-of-control when he was employed by us.

Outstanding Equity Awards at Fiscal Year-End

	Option Awards				RSU Awards
(a)	(b)	(c)	(e)	(f)	(g)	(h)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Experation Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested	Vesting Schedule
Shmuel Rubin	50,000	175,000	$1.58				50,000 shares/yr for 3 yrs; 75,000 shares on 4th anniversary
				2/24/2030	100,000	$252,000	50,000 shares vest on 3rd and 4th anniversary
				1/28/2031	19,303	$48,644	3 yr vesting with performance criteria
Albert Miranda	—	75,000	$3.02	4/19/2031			25%/yr for 4 yrs
Donald Retreage, Jr. (1)	—	2,500	$2.13	6/18/2028			25%/yr for 4 yrs
	—	4,271	$1.28	11/14/2029			33%/yr for 3 yrs
	—	1,929	$2.70	11/12/2030			33%/yr for 3 yrs
				1/28/2031	5,534	$13,946	3 yr vesting with performance criteria

(1)
Mr. Retreage’s unexercisable stock options were forfeited as of his separation date of August 7, 2021, as no further vesting occurred after that date.

The stock options were issued pursuant to the Incentive Plan and have a ten-year life. The options will terminate 90 days after termination of employment, or in the case of termination due to death or permanent disability, the options will terminate one year after the date of termination.

DIRECTOR COMPENSATION
Director Compensation

The table below summarizes the compensation paid by us to non-employee directors for fiscal 2021.

	Fees Earned or		Stock	All Other
	Paid in Cash		Awards	Compensation	Total
Name (1)	($)(2)		($)(5)	($)	($)
(a)	(b)		(c)	(g)	(h)
Robert Ripp	$100,000	(3)	$60,000	$-	$160,000
Louis Leeburg	$49,500	(4)	$60,000	$-	$109,500
Sohail Khan	$40,000		$60,000	$-	$100,000
Dr. Steven Brueck	$27,000	(3)	$60,000	$-	$87,000
M. Scott Faris	$36,000		$60,000	$-	$96,000
Craig Dunham	$40,000		$60,000	$-	$100,000
Dr. Joseph Menaker	$36,000		$60,000	$-	$96,000
Darcie Peck	$36,000		$60,000	$-	$96,000
S. Eric Creviston	$13,500	(5)	$43,133	$-	$56,633

(1)
Shmuel Rubin, our President and Chief Executive Officer during fiscal 2021, is not included in this table as he was an employee and, thus, received no compensation for his services as a director. The compensation received by Mr. Rubin as an employee is disclosed in the Summary Compensation Table on page 25.

(2)
Total fees earned for fiscal 2021 includes all fees earned, including earned but unpaid fees. The amounts of unpaid fees for each director are as follows: Mr. Ripp - $25,000, Mr. Leeburg - $17,500, Mr. Khan - $10,000, Mr. Faris - $9,000, Mr. Dunham - $11,000, Dr. Menaker - $9,000, Ms. Peck - $9,000 and Mr. Creviston - $9,000.

(3)
Mr. Ripp and Mr. Brueck retired during fiscal 2021, and were compensated through the last quarter they served as directors.

(4)
Mr. Leeburg’s fees earned include a pro-rated chairman fee, calculated from the date of his appointment to the end of that fiscal quarter.

(5)
Mr. Crevison’s fees earned include a pro-rated director fee, calculated from the date of his appointment to the end of that fiscal quarter.

(6)
The table reflects the fair value amount for RSUs granted for the fiscal year ended June 30, 2021 in accordance with ASC Topic 718. The directors were entitled to a restricted stock award equal to $60,000. The Company has a policy of granting performance-related stock options and RSUs at the greater of the closing bid price of our Class A common stock on the grant date or the book value per share of our Class A common stock as of the end of the most recent fiscal quarter. The fiscal 2021 director award of 22,222 RSUs was based on the closing bid price of our Class A common stock on the grant date, or $2.70.

Discussion of the Summary Compensation Table of Directors

The following is a discussion of the material information that we believe is necessary to understand the information disclosed in the Summary Compensation Table. We use a combination of cash and stock-based incentive compensation to attract and retain qualified candidates to serve on our Board. In setting director compensation, we consider the significant amount of time that directors expend in fulfilling their duties as a director as well as the skill-level required by us of members of our Board. For fiscal 2021, the cash and stock-based incentive compensation awarded to directors remained essentially at the same levels set in fiscal 2020. The annual cash portion of the directors’ compensation remained at $36,000 and the annual value of restricted stock awards remained at $60,000.

Cash Compensation Paid to Board Members

During fiscal 2021, directors received a monthly retainer of $3,000 per month. There are no meeting attendance fees paid unless, by action of the Board, such fees are deemed advisable due to a special project or other effort requiring extra-normal commitment of time and effort. Additionally, fees are paid to the Chairman of the Board and Committee Chairmen for their additional responsibilities in overseeing their respective functions. Due to mid-year director appointments and committee changes, certain fees were pro-rated for fiscal 2021. The following table sets forth the annual fees paid to each director for fiscal 2021:

	Board Fee	Chairman Fee	Committee Chair Fee	Total Fees Earned for Fiscal Year 2021
Robert Ripp	$36,000	$60,000	$4,000	$100,000
Louis Leeburg	$36,000	$7,500	$6,000	$49,500
Sohail Khan	$36,000		$4,000	$40,000
Dr. Steven Brueck	$27,000			$27,000
M. Scott Faris	$36,000			$36,000
Craig Dunham	$36,000		$4,000	$40,000
Dr. Joseph Menaker	$36,000			$36,000
Darcie Peck	$36,000			$36,000
S. Eric Creviston	$13,500			$13,500
Shmuel Rubin (1)	$-			$-

(1)
Mr. Rubin did not receive any compensation for his service as a director because he is also an employee.

Stock Option/Restricted Stock Program

All directors are eligible to receive equity incentives under the Incentive Plan, including stock options, restricted stock awards, or RSUs. In fiscal 2021, the following directors received grants under the Incentive Plan:
	Restricted Stock Units
Name of Director (1)	Number of Units Granted	Grant Date	Fair Value Per Share
Robert Ripp	22,222	11/12/2020	$2.70
Louis Leeburg	22,222	11/12/2020	$2.70
Sohail Khan	22,222	11/12/2020	$2.70
Dr. Steven Brueck	22,222	11/12/2020	$2.70
M. Scott Faris	22,222	11/12/2020	$2.70
Craig Dunham	22,222	11/12/2020	$2.70
Dr. Joseph Menaker	22,222	11/12/2020	$2.70
Darcie Peck	22,222	11/12/2020	$2.70
S. Eric Creviston	15,328	6/25/2021	$2.76
	193,104

(1)
Mr. Rubin did not receive any compensation for his service as a director because he is also an employee.

Additional details regarding the RSUs granted to each director, other than Mr. Rubin, is set forth below.

Robert Ripp

RSUs			Compensation Expense (1)
			Actual	Actual	Projected	Projected	Projected
	Number of	Number of	Fiscal 2020	Fiscal 2021	Fiscal 2022	Fiscal 2023	Fiscal 2024
Grant Date	Shares	Vested Shares (2)	$	$	$	$	$
10/27/2016	38,462	38,462	$4,998	$-	$-	$-	$-
10/26/2017	16,260	16,260	19,992	4,996	-	-	-
11/15/2018	32,787	32,787	20,000	26,665	-	-	-
11/14/2019	48,000	48,000	6,561	22,959	-	-	-
11/12/2020	22,222	22,222	-	60,000	-	-	-
			$51,552	$114,620	$-	$-	$-

Positions:
Chairman of the Board (until his retirement, effective May 11, 2021), Compensation Committee Chairman (until November 12, 2020), Nominating & Corporate Governance Committee Chairman (until November 12, 2020)
Committees:
Compensation, Finance and Nominating & Corporate Governance Committees

(1)
Compensation expense for grants of RSUs is recognized or expected to be recognized in accordance with ASC Topic 718, Stock Compensation.
(2)
The number of shares vested are as of June 30, 2021. All unvested shares vested upon Mr. Ripp’s retirement effective May 11, 2021.

Louis Leeburg

RSUs			Compensation Expense (1)
			Actual	Actual	Projected	Projected	Projected
	Number	Number of	Fiscal 2020	Fiscal 2021	Fiscal 2022	Fiscal 2023	Fiscal 2024
Grant Date	of Shares	Vested Shares (2)	$	$	$	$	$
10/27/2016	38,462	38,462	$4,998	$-	$-	$-	$-
10/26/2017	16,260	16,260	19,992	4,996	-	-	-
11/15/2018	32,787	21,858	20,000	20,000	6,665	-	-
11/14/2019	48,000	16,000	6,561	9,840	9,840	3,279	-
11/12/2020	22,222	-	-	13,335	19,999	20,002	6,664
			$51,552	$48,171	$36,504	$23,281	$6,664

Positions:
Chairman of the Board (effective May 11, 2021), Audit Committee Chairman (until November 12, 2020), Compensation Committee Chairman (effective November 12, 2020), Nominating and Corporate Governance Committee (effective November 12, 2020)
Committees:
Audit (until November 12, 2020), Compensation and Nominating & Corporate Governance Committees

(1)
Compensation expense for grants of RSUs is recognized or expected to be recognized in accordance with ASC Topic 718, Stock Compensation.
(2)
The number of shares vested are as of June 30, 2021. One-third of the RSU shares vests on each of the first, second and third anniversaries of the grant date.

Sohail Khan

RSUs			Compensation Expense (1)
			Actual	Actual	Projected	Projected	Projected
	Number	Number of	Fiscal 2020	Fiscal 2021	Fiscal 2022	Fiscal 2023	Fiscal 2024
Grant Date	of Shares	Vested Shares (2)	$	$	$	$	$
10/27/2016	38,462	38,462	$4,998	$-	$-	$-	$-
10/26/2017	16,260	16,260	19,992	4,996	-	-	-
11/15/2018	32,787	21,858	20,000	20,000	6,665	-	-
11/14/2019	48,000	16,000	6,561	9,840	9,840	3,279	-
11/12/2020	22,222	-	-	13,335	19,999	20,002	6,664
			$51,552	$48,171	$36,504	$23,281	$6,664

Positions:
Finance Committee Chairman
Committees:
Finance, Compensation (until May 17, 2021) and Nominating & Corporate Governance Committees

(1)
Compensation expense for grants of RSUs is recognized or expected to be recognized in accordance with ASC Topic 718, Stock Compensation.
(2)
The number of shares vested are as of June 30, 2021. One-third of the RSU shares vests on each of the first, second and third anniversaries of the grant date.

Dr. Steven Brueck

RSUs			Compensation Expense (1)
			Actual	Actual	Projected	Projected	Projected
	Number	Number of	Fiscal 2020	Fiscal 2021	Fiscal 2022	Fiscal 2023	Fiscal 2024
Grant Date	of Shares	Vested Shares (2)	$	$	$	$	$
10/27/2016	38,462	38,462	$4,998	$-	$-	$-	$-
10/26/2017	16,260	16,260	19,992	4,996	-	-	-
11/15/2018	32,787	32,787	20,000	26,665	-	-	-
11/14/2019	48,000	48,000	6,561	22,959	-	-	-
11/12/2020	22,222	22,222	-	60,000	-	-	-
			$51,552	$114,620	$-	$-	$-

Committees:
Audit Committee (until his retirement, effective February 10, 2021)

(1)
Compensation expense for grants of RSUs is recognized or expected to be recognized in accordance with ASC Topic 718, Stock Compensation.
(2)
The number of shares vested are as of June 30, 2021. One-third of the RSU shares vests on each of the first, second and third anniversaries of the grant date. All unvested shares vested upon Mr. Brueck’s retirement effective February 10, 2021.

M. Scott Faris

RSUs			Compensation Expense (1)
			Actual	Actual	Projected	Projected	Projected
	Number	Number of	Fiscal 2020	Fiscal 2021	Fiscal 2022	Fiscal 2023	Fiscal 2024
Grant Date	of Shares	Vested Shares (2)	$	$	$	$	$
10/27/2016	38,462	38,462	$4,998	$-	$-	$-	$-
10/26/2017	16,260	16,260	19,992	4,996	-	-	-
11/15/2018	32,787	21,858	20,000	20,000	6,665	-	-
11/14/2019	48,000	16,000	6,561	9,840	9,840	3,279	-
11/12/2020	22,222	-	-	13,335	19,999	20,002	6,664
			$51,552	$48,171	$36,504	$23,281	$6,664

Committees:
Finance Committee, Audit Committee (until November 12, 2020), Compensation Committee (effective November 12, 2020), Nominating and Corporate Governance Committee (effective May 17, 2021)

(1)
Compensation expense for grants of RSUs is recognized or expected to be recognized in accordance with ASC Topic 718, Stock Compensation.
(2)
The number of shares vested are as of June 30, 2021. One-third of the RSU shares vests on each of the first, second and third anniversaries of the grant date.

Craig Duhnam (1)

RSUs			Compensation Expense (2)
			Actual	Actual	Projected	Projected	Projected
	Number	Number of	Fiscal 2020	Fiscal 2021	Fiscal 2022	Fiscal 2023	Fiscal 2023
Grant Date	of Shares	Vested Shares (3)	$	$	$	$	$
10/27/2016	38,462	38,462	$4,998	$-	$-	$-	$-
10/26/2017	16,260	16,260	19,992	4,996	-	-	-
11/15/2018	32,787	21,858	20,000	20,000	6,665	-	-
11/14/2019	48,000	16,000	6,561	9,840	9,840	3,279	-
11/12/2020	22,222	-	-	13,335	19,999	20,002	6,664
			$51,552	$48,171	$36,504	$23,281	$6,664

Positions:
Audit Committee Chairman (effective November 12, 2020)
Committees:
Audit Committee

(1)
Mr. Dunham served as a consultant to the Board from March 2014 until April 2016. In April 2016, he was appointed as a director. During the time period Mr. Dunham served as a consultant to the Board, he earned compensation equivalent to the compensation paid to the directors. The amounts disclosed include the compensation he earned as a consultant and director.
(2)
Compensation expense for grants of RSUs is recognized or expected to be recognized in accordance with ASC Topic 718, Stock Compensation.
(3)
The number of shares vested are as of June 30, 2021. One-third of the RSU shares vests on each of the first, second and third anniversaries of the grant date.

Dr. Joseph Menaker (1)

RSUs			Compensation Expense (2)
			Actual	Actual	Projected	Projected	Projected
	Number	Number of	Fiscal 2020	Fiscal 2021	Fiscal 2022	Fiscal 2023	Fiscal 2024
Grant Date	of Shares	Vested Shares (3)	$	$	$	$	$
11/15/2018	32,787	21,858	$20,000	$20,000	$6,665	$-	$-
11/14/2019	48,000	16,000	6,561	9,840	9,840	3,279	-
11/12/2020	22,222	-	-	13,335	19,999	20,002	6,664
			$26,561	$43,175	$36,504	$23,281	$6,664

Committees:
Audit Committee (effective April 28, 2021), Finance Committee

(1)
Dr. Menaker served as a consultant to the Board from March 2018 until November 2018, when he was appointed as a director. During the time period Dr. Menaker served as a consultant to the Board, he earned compensation equivalent to the compensation paid to the directors. The amounts disclosed include the compensation he earned as a consultant and director.
(2)
Compensation expense for grants of RSUs is recognized or expected to be recognized in accordance with ASC Topic 718, Stock Compensation.
(3)
The number of shares vested are as of June 30, 2021. One-third of the RSU shares vests on each of the first, second and third anniversaries of the grant date.

Darcie Peck (1)

RSUs			Compensation Expense (2)
			Actual	Actual	Projected	Projected	Projected
	Number	Number of	Fiscal 2020	Fiscal 2021	Fiscal 2022	Fiscal 2023	Fiscal 2024
Grant Date	of Shares	Vested Shares (3)	$	$	$	$	$
11/14/2019	48,000	16,000	$6,561	$9,840	$9,840	$3,279	$-
11/12/2020	22,222	-	-	13,335	19,999	20,002	6,664
			$6,561	$23,175	$29,839	$23,281	$6,664

Committees:
Audit Committee, Compensation Committee (effective May 17, 2021)

(1)
Ms. Peck served as a consultant to the Board from April 2019 until November 2019, when she was appointed as a director. During the time period Ms. Peck served as a consultant to the Board, she earned compensation equivalent to the compensation paid to the directors. The amounts disclosed include the compensation she earned as a consultant and director.
(2)
Compensation expense for grants of RSUs is recognized or expected to be recognized in accordance with ASC Topic 718, Stock Compensation.
(3)
The number of shares vested are as of June 30, 2021. One-third of the RSU shares vests on each of the first, second and third anniversaries of the grant date.

S. Eric Creviston

RSUs			Compensation Expense (1)
			Actual	Actual	Projected	Projected	Projected
	Number	Number of	Fiscal 2020	Fiscal 2021	Fiscal 2022	Fiscal 2023	Fiscal 2024
Grant Date	of Shares	Vested Shares (2)	$	$	$	$	$
6/25/2021	15,328	-	$-	$4,827	$16,516	$15,723	$5,238

Committees:
Compensation Committee, Finance Committee

(1)
Compensation expense for grants of RSUs is recognized or expected to be recognized in accordance with ASC Topic 718, Stock Compensation.
(2)
The number of shares vested are as of June 30, 2021. Mr. Creviston received a pro-rated grant based on the date he was appointed to the Board. The RSU shares vest on the first, second and third anniversaries of the fiscal 2021 director grant date, November 12, 2020, with the first vesting prorated at 3,934 shares and the second and third vesting each at 5,697 shares.

EQUITY COMPENSATION PLAN INFORMATION

Equity Compensation Plan Information

The following table sets forth as of June 30, 2021, the end of our most recent fiscal year, information regarding (i) all compensation plans previously approved by our stockholders and (ii) all compensation plans not previously approved by our stockholders:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise and grant price of outstanding options, warrants and rights	Number of securities remaining available for future issuance
Equity compensation plans approved by security holders	2,194,812	$1.78	829,786
Equity compensation plans not approved by security holders	—	—	—

(1)
Represents the number of underlying shares of Class A common stock associated with outstanding stock options and outstanding RSUs that have been granted, but not yet issued, pursuant to either the Amended and Restated Omnibus Incentive Plan or the Incentive Plan, as applicable.

(2)
Represents weighted-average exercise price of stock options outstanding under the Amended and Restated Omnibus Incentive Plan or the Incentive Plan, as applicable. The weighted-average exercise price does not include the RSU awards.

PROPOSAL 2 – ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

What Am I Voting On?

Stockholders are being asked to approve, on a non-binding, advisory basis, the compensation of our named executive officers.

Voting Recommendation

FOR the non-binding, advisory vote to approve the executive compensation of our named executive officers disclosed in this Proxy Statement under the section titled “executive compensation,” including the compensation tables and other narrative execution compensation disclosures therein, required by Item 402 of SEC Regulation S-K.

Summary

We believe executive compensation is an important matter for our stockholders. A fundamental principle of our executive compensation philosophy and practice continues to be to pay for performance. An executive officer’s compensation package is comprised of two components: (i) a base salary, which reflects individual performance and expertise and (ii) short-term and long-term incentive awards, tied to the achievement of certain performance goals that the Compensation Committee establishes from time to time for us. We believe that this type of compensation program is consistent with our strategy, competitive practice, sound corporate governance principles, and stockholder interests and concerns. We urge you to read this Proxy Statement for additional details on our executive compensation, including our compensation philosophy and objectives and the fiscal 2021 compensation of the named executive officers.

This proposal, commonly known as a “say-on-pay” proposal, gives you as a stockholder the opportunity to endorse or not endorse our executive pay philosophy, policies, and procedures. This vote is intended to provide an overall assessment of our executive compensation program rather than focus on any specific item of compensation. Given the information provided above and elsewhere in this Proxy Statement, the Board asks you to approve the following resolution:

“RESOLVED, that the Company’s stockholders approve the compensation of the Company’s named executive officers described in the Proxy Statement under the section titled “Executive Compensation”, including the compensation tables and other narrative executive compensation disclosures therein, required by Item 402 of Regulation S-K.”

As an advisory vote, this proposal is non-binding on us. However, the Board and the Compensation Committee value the opinions of our stockholders and will consider the outcome of the vote when making future compensation decisions for our named executive officers.

PROPOSAL 3 – RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

What Am I Voting On?

It is the responsibility of the Audit Committee to select and retain our independent registered public accounting firms. Our Audit Committee has appointed MSL, as our independent registered public accounting firm for our fiscal year ending June 30, 2022. Although stockholder ratification of the Audit Committee’s selection of our independent registered public accounting firm is not required by our Bylaws or otherwise, we are submitting the selection of MSL to stockholder ratification so that our stockholders may participate in this important corporate decision. If not ratified, the Audit Committee will reconsider the selection, although the Audit Committee will not be required to select different independent registered public accounting firm for us.

Representatives of MSL will be present at the Annual Meeting and will have an opportunity to make a statement and respond to questions from stockholders present at the meeting.

Voting Recommendation

FOR the ratification of the appointment of MSL as our independent registered public accounting firm.

Audit Fees

The following table presents fees paid or to be paid for professional audit services rendered by MSL for the audit of our annual financial statements during the years ended June 30, 2021 and 2020, review of financial statements included in our quarterly reports during the years ended June 30, 2021 and 2020, and fees billed for other services rendered:

	Fiscal 2021	Fiscal 2020
Audit Fees (1)	$165,200	$152,300
Tax Fees (2)	22,500	22,500
All Other Fees (3)	-	5,500
Total All Fees (4)	$187,700	$180,300

(1)
Audit Fees consisted of fees billed for professional services rendered for the audit of our annual financial statements and review of the interim financial statements included in quarterly reports, and review of other documents filed with the SEC within those fiscal years.
(2)
Tax fees consisted of fees billed for professional services rendered for the preparation and filing of our annual tax returns.
(3)
All Other Fees consist of fees billed for professional services rendered for tax-related research.
(4)
There were no audit-related fees during fiscal 2021 or fiscal 2020.

The Audit Committee has adopted policies and procedures to oversee the external audit process including engagement letters, estimated fees and solely pre-approving all permitted audit and non-audit work performed by MSL, as applicable. The Audit Committee has pre-approved all fees for audit, audit-related and non-audit work performed.

AUDIT COMMITTEE REPORT

The Audit Committee is responsible for, among other things, reviewing and discussing the Company’s audited financial statements with management, discussing with our independent registered public accounting firm information relating to its judgments about the quality of our accounting principles, recommending to the Board that we include the audited financial statements in our Annual Report, and overseeing compliance with the SEC requirements for disclosure of auditors’ services and activities.

Review of Audited Financial Statements

The Audit Committee reviewed our financial statements for the fiscal year ended June 30, 2021, as audited by MSL our independent registered public accounting firm and discussed these financial statements with management. In addition, the Audit Committee has discussed with MSL the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”), as may be modified or supplemented. Furthermore, the Audit Committee has received the written disclosures and the letter from MSL required by the Independence Standards Board Standard No. 1, as may be modified or supplemented, and has discussed with MSL its independence.

Generally, the members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, or in determining auditor independence. However, the Board has determined that each member of the Audit Committee meets the independence criteria set forth in the applicable rules of the NCM and the SEC, and that all members of the Audit Committee, Mr. Dunham, Mr. Menaker and Ms. Peck, qualify as “audit committee financial experts” as defined by SEC rules. Members of the Audit Committee rely, without independent verification, on the information provided to them and on the representations made by management. Accordingly, the Audit Committee's oversight does not currently provide an independent basis to determine that management has maintained procedures designed to assure compliance with accounting standards and applicable laws and regulations.

Recommendation

Based upon the foregoing review and discussion, the Audit Committee recommended to the Board that the audited financial statements for the fiscal year ended June 30, 2021, be included in our Annual Report for such fiscal year.

Audit Committee:
Craig Dunham, Chairman
Joseph Menaker
Darcie Peck

OTHER BUSINESS

The Board is not aware of any other business to be considered or acted upon at the Annual Meeting other than that for which notice is provided in this Proxy Statement and the accompanying notice. In the event any other matters properly come before the Annual Meeting, it is expected that the shares represented by proxy will be voted with respect thereto in accordance with the judgment of the persons voting them.

2021 ANNUAL REPORT ON FORM 10-K

Copies of our Annual Report for fiscal 2021, which contains our Form 10-K for the fiscal year ended June 30, 2021, and consolidated financial statements, as filed with the SEC, have been included in this mailing. Additional copies may be obtained without charge to stockholders upon written request to Investor Relations at 2603 Challenger Tech Court, Suite 100, Orlando, Florida USA 32826. In addition, copies of this document, the Annual Report and all other documents filed electronically by us may be reviewed and printed from the SEC’s website at: http://www.sec.gov.

By Order of the Board of Directors,

Louis Leeburg

Chairman
Orlando, Florida
September 27, 2021

PROXY

VIRTUAL ANNUAL MEETING OF STOCKHOLDERS
LIGHTPATH TECHNOLOGIES, INC.
November 11, 2021

This Proxy is solicited and proposed by the Board of Directors of LightPath Technologies, Inc., which recommends that you vote FOR proposals 1, 2, and 3.

The undersigned hereby appoints Louis Leeburg (the "Proxy"), with power of substitution, to vote on the following matters, which may properly come before the Annual Meeting of Stockholders of LightPath Technologies, Inc. to be held on Thursday, November 11, 2021 at 11:00 a.m. EDT. Due to the continued health impact of the coronavirus outbreak ("COVID-19") and to support the health and well-being of our stockholders, this year's Annual Meeting will be held in a virtual meeting format only. You can virtually attend the live webcast of the Virtual Annual Meeting at www.viewproxy.com/lightpath/2021/VM, and at any adjournment or postponement thereof. For more information, refer to the Proxy Statement. The Proxy shall cast votes according to the number of shares of Class A common stock of the Company that the undersigned may be entitled to vote with respect to the matters set forth below, in accordance with the specification indicated, if any, and shall have all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at the Virtual Annual Meeting, and hereby ratifies and confirms all that said Proxy may lawfully do by virtue hereof and thereof.

IMPORTANT - THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.

The Annual Report & Proxy Statement are available at http://www.viewproxy.com/lightpath/2021.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

Proposal 1: To approve the election of the Class II Directors.

The nominees are:

	FOR	WITHHOLD
01 Sohail Khan	☐	☐
02 M. Scott Faris	☐	☐
03 S. Eric Creviston	☐	☐

CONTROL NUMBER

☐ FOR ☐ AGAINST ☐ ABSTAIN

☐ FOR ☐ AGAINST ☐ ABSTAIN

In his/her discretion, the proxy is authorized to vote on such other business as may properly be brought before the Virtual Annual Meeting or any adjournment or postponement thereof.

If you plan to attend the Virtual Annual Meeting, please check here ☐

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. UNLESS OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED **FOR** ALL ITEMS UNDER PROPOSALS 1, 2, and 3.

The undersigned hereby acknowledges receipt of the Notice of Virtual Annual Meeting of Stockholders of the Company and the Proxy Statement dated September 27, 2021 and a copy of the Company's Annual Report on Form 10-K for the year ended June 30, 2021.

Date: ______________________________, 2021

Signature: ______________________________

Signature (Joint Owners): ______________________________

NOTE: Signature should agree with name on stock certificate as printed hereon. Executors, administrators, trustees and other fiduciaries should so indicate when signing.

PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE. THANK YOU.

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.

As a stockholder of LightPath Technologies, you have the option of voting your shares electronically through the Internet or by telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m., Eastern Standard Time, on November 10, 2021.

SCAN TO
VIEW MATERIALS & VOTE

CONTROL NUMBER

PROXY VOTING INSTRUCTIONS

Please have your 11-digit control number ready when voting by Internet or Telephone

INTERNET
Vote Your Proxy on the Internet:
Go to www.AALvote.com/LPTH
Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

TELEPHONE
Vote Your Proxy by Phone:
Call 1 (866) 804-9616
Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

MAIL
Vote Your Proxy by Mail:
Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.